                                   FORM 8-K
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549


                                CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of l934

Date of Report (Date of earliest event reported)     May 12, 1998
                                                --------------------------------

--------------------------------------------------------------------------------

                               FCC National Bank
--------------------------------------------------------------------------------
            (Exact name of registrant as specified in its charters)


  United States of America               0-16337                 51-0269396
--------------------------------------------------------------------------------
(State or other jurisdiction           (Commission              (IRS Employer
     of incorporation)                File Numbers)          Identification No.)


One Gateway Center, 300 King Street, Wilmington, Delaware            19801
--------------------------------------------------------------------------------
         (Address of principal executive office)                  (Zip Code)


Registrant's telephone number, including area code:   302-656-5020

                                    1 of 85
                            Exhibit Index on Page 5

Item 5.   Other Events.
------

The Registrant's hereby incorporates by reference the information contained in
Exhibit 28 hereto in response to this Item 5.

Item 7.   Financial Statements and Exhibits.
-------

(c) Exhibits
       28A.  Monthly Servicer's Certificate -
             Floating Rate Asset Backed Certificates Series
             1993-F, Floating Rate Credit Card Certificates
             Series 1993-H, Floating Rate Asset Backed
             Certificates Series 1994-J, Floating Rate
             Credit Card Certificates Series 1994-K, 7.15%
             Credit Card Certificates Series 1994-L, Floating Rate
             Credit Card Certificates Series 1995-M, Floating Rate
             Credit Card Certificates Series 1995-N, Floating Rate
             Credit Card Certificates Series 1995-O, Floating Rate
             Credit Card Certificates Series 1995-P, Floating
             Rate Asset Backed Certificates Series 1996-Q, Floating
             Rate Asset Backed Certificates Series 1996-R,
             Floating Rate Asset Backed Certificates Series 1996-S, Floating Rate Asset Backed Certificates Series 1997-T and Floating Rate Asset Backed Certificates Series 1997-U.

       28B.  Certificateholder's Payment Date Statement -
             First Chicago Master Trust II Floating Rate Asset
             Backed Certificates Series 1993-F.

       28C.  Certificateholder's Payment Date Statement -
             First Chicago Master Trust II Floating Rate Credit Card Certificates Series 1993-H.

       28D.  Certificateholder's Payment Date Statement-
             First Chicago Master Trust II Floating Rate Asset
             Backed Certificates Series 1994-J.

                                    2 of 85

       28E.  Certificateholder's Payment Date Statement-
             First Chicago Master Trust II Floating Rate Credit Card Certificates Series 1994-K.

       28F.  Certificateholder's Payment Date Statement-
             First Chicago Master Trust II 7.15% Credit Card
             Certificates Series 1994-L.

       28G.  Certificateholder's Payment Date Statement-
             First Chicago Master Trust II Floating Rate Credit Card Certificates Series 1995-M.

       28H.  Certificateholder's Payment Date Statement-
             First Chicago Master Trust II Floating Rate Credit Card Certificates Series 1995-N.

       28I.  Certificateholder's Payment Date Statement-
             First Chicago Master Trust II Floating Rate Credit Card Certificates Series 1995-O.

       28J.  Certificateholder's Payment Date Statement-
             First Chicago Master Trust II Floating Rate Credit Card Certificates Series 1995-P.

       28K.  Certificateholder's Payment Date Statement-
             First Chicago Master Trust II Floating Rate Asset Backed Certificates Series 1996-Q.

       28L. Certificateholder's Payment Date Statement-First Chicago Master Trust II Floating Rate Asset Backed Certificates Series 1996-R.

       28M. Certificateholder's Payment Date Statement-First Chicago Master Trust II Floating Rate Asset Backed Certificates Series 1996-S.

       28N. Certificateholder's Payment Date Statement-First Chicago Master Trust II Floating Rate Asset Backed Certificates Series 1997-T

       28O. Certificateholder's Payment Date Statement-First Chicago Master Trust II Floating Rate Asset Backed Certificates Series 1997-U

                                    3 of 85

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             FCC NATIONAL BANK
                             ----------------------------------
                             (Registrant)


Date: May 12, 1998         By  /s/  Sharon A. Renchof
                             --------------------------------
                             Title: Assistant Secretary


                                    4 of 85

                               INDEX TO EXHIBITS


Exhibit                 Description of
Number                      Exhibit
-------                 --------------
  28A.          Monthly Servicer's Certificate -
                  First Chicago Master Trust II Floating
                  Rate Asset Backed Certificates Series 1993-F,
                  Floating Rate Credit Card Certificates
                  Series 1993-H, Floating Rate Asset Backed
                  Certificates Series 1994-J, Floating Rate
                  Credit Card Certificates Series 1994-K, 7.15%
                  Credit Card Certificates Series 1994-L,
                  Floating Rate Credit Card Certificates Series
                  1995-M, Floating Rate Credit Card
                  Certificates Series 1995-N, Floating Rate
                  Credit Card Certificates Series 1995-O,
                  Floating Rate Credit Card Certificates
                  Series 1995-P, Floating Rate Asset
                  Backed Certificates Series 1996-Q, Floating
                  Rate Asset Backed Certificates Series
                  1996-R, Floating Rate Asset Backed
                  Certificates Series 1996-S,
                  Floating Rate Asset Backed Certificates Series 1997-T and Floating Rate Asset Backed Certificates Series 1997-U

  28B.          Certificateholder's Payment Date
                  Statement - First Chicago Master
                  Trust II Floating Rate Asset Backed
                  Certificates Series 1993-F.

                                    5 of 85

  28C.   Certificateholder's Payment Date
           Statement - First Chicago Master
           Trust II Floating Rate Credit Card
           Certificates Series 1993-H.

  28D.   Certificateholder's Payment Date
           Statement - First Chicago Master
           Trust II Floating Rate Asset Backed
           Certificates Series 1994-J.

  28E.   Certificateholder's Payment Date
           Statement - First Chicago Master
           Trust II Floating Rate Credit Card
           Certificates Series 1994-K.

  28F.   Certificateholder's Payment Date
           Statement - First Chicago Master
           Trust II 7.15% Credit Card
           Certificates Series 1994-L.

  28G.   Certificateholder's Payment Date
           Statement - First Chicago Master
           Trust II Floating Rate Credit Card
           Certificates Series 1995-M.

  28H.   Certificateholder's Payment Date
           Statement - First Chicago Master
           Trust II Floating Rate Credit Card
           Certificates Series 1995-N.

  28I.   Certificateholder's Payment Date
           Statement - First Chicago Master
           Trust II Floating Rate Credit Card
           Certificates Series 1995-O.

  28J.   Certificateholder's Payment Date
           Statement - First Chicago Master
           Trust II Floating Rate Credit Card
           Certificates Series 1995-P.

  28K.   Certificateholder's Payment Date
           Statement - First Chicago Master
           Trust II Floating Rate Asset Backed
           Certificates Series 1996-Q.

  28L.   Certificateholder's Payment Date
           Statement - First Chicago Master
           Trust II Floating Rate Asset Backed
           Certificates Series 1996-R.

  28M.   Certificateholder's Payment Date
           Statement - First Chicago Master
           Trust II Floating Rate Asset Backed
           Certificates Series 1996-S.

  28N.   Certificateholder's Payment Date
           Statement-First Chicago Master
           Trust II Floating Rate Asset Backed
           Certificates Series 1997-T

  28O.   Certificateholder's Payment Date
           Statement-First Chicago Master
           Trust II Floating Rate Asset Backed
           Certificates Series 1997-U


                                    6 of 85

                                                                     EXHIBIT 28A


                        MONTHLY SERVICER'S CERTIFICATE



                               FCC NATIONAL BANK



              ___________________________________________________

                         FIRST CHICAGO MASTER TRUST II

                                  May 7, 1998

              ___________________________________________________



The undersigned, duly authorized representatives of FCC National Bank ("FCCNB"), as Servicer pursuant to the Pooling and Servicing Agreement dated as of June 1, 1990, as amended and supplemented, (the "Pooling and Servicing Agreement") by and between FCCNB, as Seller and Servicer and Norwest Bank Minnesota, National Association, as Trustee, does hereby certify as follows:

     1. Capitalized terms used in this Certificate have their respective meanings set forth in the Pooling and Servicing Agreement.

     2. FCCNB is as of the date hereof the Seller and the Servicer under the Pooling and Servicing
         Agreement.

     3.  The undersigned are Servicing Officers.

     4.  The aggregate amount of Collections
         processed for the Due Period for this
         Distribution Date was equal to . . . .          $3,826,140,282.52

                                    7 of 85

                                                                     04/28/98
       5.  (a)  The aggregate amount of such Collections             09:01:08
           allocated to Principal Receivables for the
           Due Period for this Distribution Date was
           equal to . . . . . . . . . . . . . . . .        $3,613,902,574.99

           (b)  The aggregate amount of such Collections
           allocated to Finance Charge Receivables for the
           Due Period for this Distribution Date was
           equal to . . . . . . . . . . . . . . . .          $212,237,707.53

       6.  The aggregate Interchange Amount, (which
           will be included as Finance Charge Receivables
           for all Series), for this distribution
           date was equal to. . . . . . . . . . . .           $46,455,452.25

       7.  The Invested Percentage of Collections
           allocated to Principal Receivables
           for the Due Period was equal to for:

           Series 1993-F . . . . . . . . . . . . . .                   4.539%
           Series 1993-H . . . . . . . . . . . . . .                   4.539%
           Series 1994-J . . . . . . . . . . . . . .                   3.242%
           Series 1994-K . . . . . . . . . . . . . .                   3.242%
           Series 1994-L . . . . . . . . . . . . . .                   3.242%
           Series 1995-M . . . . . . . . . . . . . .                   3.706%
           Series 1995-N . . . . . . . . . . . . . .                   3.706%
           Series 1995-O . . . . . . . . . . . . . .                   3.706%
           Series 1995-P . . . . . . . . . . . . . .                   3.706%
           Series 1996-Q . . . . . . . . . . . . . .                   6.670%
           Series 1996-R . . . . . . . . . . . . . .                   2.965%
           Series 1996-S . . . . . . . . . . . . . .                   5.188%
           Series 1997-T . . . . . . . . . . . . . .                   4.447%
           Series 1997-U . . . . . . . . . . . . . .                   2.965%

       8.  The Invested Percentage of Collections
           allocated to Finance Charge Receivables for the Due Period was equal to for:

           Series 1993-F . . . . . . . . . . . . . .                   3.026%
           Series 1993-H . . . . . . . . . . . . . .                   3.783%
           Series 1994-J . . . . . . . . . . . . . .                   3.242%
           Series 1994-K . . . . . . . . . . . . . .                   3.242%
           Series 1994-L . . . . . . . . . . . . . .                   3.242%
           Series 1995-M . . . . . . . . . . . . . .                   3.706%
           Series 1995-N . . . . . . . . . . . . . .                   3.706%
           Series 1995-O . . . . . . . . . . . . . .                   3.706%
           Series 1995-P . . . . . . . . . . . . . .                   3.706%
           Series 1996-Q . . . . . . . . . . . . . .                   6.670%
           Series 1996-R . . . . . . . . . . . . . .                   2.965%
           Series 1996-S . . . . . . . . . . . . . .                   5.188%
           Series 1997-T . . . . . . . . . . . . . .                   4.447%
           Series 1997-U . . . . . . . . . . . . . .                   2.965%

                                    8 of 85

       9.  The Invested Percentage with respect to                   04/28/98
           the Investor Default Amount for                           09:01:08
           the Due Period was equal to for:

           Series 1993-F . . . . . . . . . . . . . .                   3.026%
           Series 1993-H . . . . . . . . . . . . . .                   3.783%
           Series 1994-J . . . . . . . . . . . . . .                   3.242%
           Series 1994-K . . . . . . . . . . . . . .                   3.242%
           Series 1994-L . . . . . . . . . . . . . .                   3.242%
           Series 1995-M . . . . . . . . . . . . . .                   3.706%
           Series 1995-N . . . . . . . . . . . . . .                   3.706%
           Series 1995-O . . . . . . . . . . . . . .                   3.706%
           Series 1995-P . . . . . . . . . . . . . .                   3.706%
           Series 1996-Q . . . . . . . . . . . . . .                   6.670%
           Series 1996-R . . . . . . . . . . . . . .                   2.965%
           Series 1996-S . . . . . . . . . . . . . .                   5.188%
           Series 1997-T . . . . . . . . . . . . . .                   4.447%
           Series 1997-U . . . . . . . . . . . . . .                   2.965%

      10. The aggregate amount of drawings or payments, if any, under the Enhancement, if any, required to be made on the next succeeding
           Distribution Date is equal to for:

           Series 1993-F . . . . . . . . . . . . . .                   $0.00
           Series 1993-H . . . . . . . . . . . . . .                   $0.00
           Series 1994-J . . . . . . . . . . . . . .                   $0.00
           Series 1994-K . . . . . . . . . . . . . .                   $0.00
           Series 1994-L . . . . . . . . . . . . . .                   $0.00
           Series 1995-M . . . . . . . . . . . . . .                   $0.00
           Series 1995-N . . . . . . . . . . . . . .                   $0.00
           Series 1995-O . . . . . . . . . . . . . .                   $0.00
           Series 1995-P . . . . . . . . . . . . . .                   $0.00
           Series 1996-Q . . . . . . . . . . . . . .                   $0.00
           Series 1996-R . . . . . . . . . . . . . .                   $0.00
           Series 1996-S . . . . . . . . . . . . . .                   $0.00
           Series 1997-T . . . . . . . . . . . . . .                   $0.00
           Series 1997-U . . . . . . . . . . . . . .                   $0.00

      11.  The amount of interest due on the Cash
           Collateral Account loan, if applicable,
           required to be paid on the next Distribution
           Date is equal to for:

           Series 1993-F . . . . . . . . . . . . . .              $25,520.83
           Series 1993-H . . . . . . . . . . . . . .              $32,462.65
           Series 1994-J . . . . . . . . . . . . . .              $22,507.64
           Series 1994-K . . . . . . . . . . . . . .              $25,474.73
           Series 1994-L . . . . . . . . . . . . . .              $17,468.27
           Series 1995-M . . . . . . . . . . . . . .                   $0.00
           Series 1995-N . . . . . . . . . . . . . .                   $0.00
           Series 1995-O . . . . . . . . . . . . . .                   $0.00
           Series 1995-P . . . . . . . . . . . . . .                   $0.00
           Series 1996-Q . . . . . . . . . . . . . .                   $0.00
           Series 1996-R . . . . . . . . . . . . . .                   $0.00
           Series 1996-S . . . . . . . . . . . . . .                   $0.00
           Series 1997-T . . . . . . . . . . . . . .                   $0.00
           Series 1997-U . . . . . . . . . . . . . .                   $0.00

                                    9 of 85

      12.  The amount of Monthly Servicing Fee                       04/28/98
           required to be paid on the next succeeding                09:01:08
           Distribution Date is equal to for:

           Series 1993-F . . . . . . . . . . . . . .             $816,666.66
           Series 1993-H . . . . . . . . . . . . . .             $972,222.22
           Series 1994-J . . . . . . . . . . . . . .             $833,333.33
           Series 1994-K . . . . . . . . . . . . . .             $833,333.33
           Series 1994-L . . . . . . . . . . . . . .             $833,333.33
           Series 1995-M . . . . . . . . . . . . . .             $952,380.96
           Series 1995-N . . . . . . . . . . . . . .             $952,380.96
           Series 1995-O . . . . . . . . . . . . . .             $952,380.96
           Series 1995-P . . . . . . . . . . . . . .             $952,380.96
           Series 1996-Q . . . . . . . . . . . . . .           $1,714,285.71
           Series 1996-R . . . . . . . . . . . . . .             $761,904.77
           Series 1996-S . . . . . . . . . . . . . .           $1,333,333.33
           Series 1997-T . . . . . . . . . . . . . .           $1,142,857.14
           Series 1997-U . . . . . . . . . . . . . .             $761,904.77

      13.  The aggregate amount payable to Investor
           Certificateholders on the succeeding
           Distribution Date in respect of interest is equal to for:

           Series 1993-F . . . . . . . . . . . . . .           $2,328,472.22
           Series 1993-H . . . . . . . . . . . . . .           $2,861,979.17
           Series 1994-J . . . . . . . . . . . . . .           $2,461,458.33
           Series 1994-K . . . . . . . . . . . . . .           $2,447,916.67
           Series 1994-L . . . . . . . . . . . . . .           $2,979,166.67
           Series 1995-M . . . . . . . . . . . . . .           $2,817,202.38
           Series 1995-N . . . . . . . . . . . . . .           $2,781,547.62
           Series 1995-O . . . . . . . . . . . . . .           $2,818,973.21
           Series 1995-P . . . . . . . . . . . . . .           $2,792,738.08
           Series 1996-Q . . . . . . . . . . . . . .           $4,985,892.86
           Series 1996-R . . . . . . . . . . . . . .           $2,196,617.15
           Series 1996-S . . . . . . . . . . . . . .           $3,889,128.67
           Series 1997-T . . . . . . . . . . . . . .           $3,297,500.00
           Series 1997-U . . . . . . . . . . . . . .           $2,215,952.39

      14.  The aggregate amount payable to Investor
           Certificateholders on the succeeding
           Distribution Date in respect of principal is equal to for:

           Series 1993-F . . . . . . . . . . . . . .          $58,333,333.33
           Series 1993-H . . . . . . . . . . . . . .          $58,333,333.33
           Series 1994-J . . . . . . . . . . . . . .                   $0.00
           Series 1994-K . . . . . . . . . . . . . .                   $0.00
           Series 1994-L . . . . . . . . . . . . . .                   $0.00
           Series 1995-M . . . . . . . . . . . . . .                   $0.00
           Series 1995-N . . . . . . . . . . . . . .                   $0.00
           Series 1995-O . . . . . . . . . . . . . .                   $0.00
           Series 1995-P . . . . . . . . . . . . . .                   $0.00
           Series 1996-Q . . . . . . . . . . . . . .                   $0.00
           Series 1996-R . . . . . . . . . . . . . .                   $0.00
           Series 1996-S . . . . . . . . . . . . . .                   $0.00
           Series 1997-T . . . . . . . . . . . . . .                   $0.00
           Series 1997-U . . . . . . . . . . . . . .                   $0.00

                                   10 of 85

                                                                     05/04/98
                                                                     15:37:17


      15.  The excess, if any, of the First Chicago Amount
           over the Aggregate Principal Receivables
           required to be maintained pursuant to the
           Agreement . . . . . . . . . . . . . . . .       $6,806,122,661.58

      16.  The First Chicago Amount for the Due
           Period divided by Aggregate Principal
           Receivables for the Due Period . . . . . . . . .           46.407%

      17.  The Minimum First Chicago Interest
           Percentage . . . . . . . . . . . . . . . . . . .            7.000%

      18. Attached hereto is a true and correct copy of the statement required to be delivered by the Servicer on the date of this Certificate to the Trustee in respect of each Series outstanding pursuant to Section 5.02(a) of the Agreement, if applicable.

      19.  As of the date hereof, to the best
           knowledge of the undersigned, no default in the performance of the obligation of the Servicer under the Pooling and Servicing Agreement has occurred or is continuing except as follows: None.

      20. As of the date hereof no Liquidation Event has been deemed to have occurred for the Due Period for this Distribution Date with respect to any Series.

      21. As of the date hereof, to the best knowledge of the undersigned, no Lien has been placed on any of the Receivables other than the Lien granted by the Pooling and Servicing Agreement.

      22. During the preceding calendar month, the number of newly - originated Accounts was 86,578.


           IN WITNESS WHEREOF, the undersigned have duly executed and delivered this certificate the date first set forth above.

                                        FCC NATIONAL BANK
                                           as Servicer


                                  By: /s/ James A. Harwood
                                     ---------------------------------
                                             Servicing Officer


                                  By: /s/ Charlotte Drevant
                                     ---------------------------------
                                             Servicing Officer

                                   11 of 85

                                                                     EXHIBIT 28B


                  CERTIFICATEHOLDER'S PAYMENT DATE STATEMENT

                               FCC NATIONAL BANK

              ---------------------------------------------------

                         FIRST CHICAGO MASTER TRUST II
                                 Series 1993-F
                                  May 7, 1998

              ---------------------------------------------------


          Under the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of June 1, 1990 by and between FCC National Bank, as Seller and Servicer ("FCCNB"), and Norwest Bank Minnesota, National Association, as Trustee, (the "Trustee"), as amended and supplemented by the Series 1993-F Supplement dated as of June 1, 1993 by and between FCCNB and the Trustee, FCCNB, as Servicer, is required to prepare certain information for each Payment Date regarding current distributions to Certificateholders and the performance of the First Chicago Master Trust II (the "Trust") during the previous period. The information which is required to be prepared with respect to the distribution on the May 15, 1998 Payment Date and with respect to the performance of the Trust during the Due Period for such Payment Date is set forth below. Certain of the information is presented on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.


A.   Information Regarding the Current Distribution
     ----------------------------------------------
     (Stated on the Basis of $1000 Original Principal Amount).
     ---------------------------------------------------------

     1.   The total amount of the distribution to
          Series 1993-F Certificateholders on the
          Payment Date per $1,000 interest...........                   $86.660

     2.   The amount of the distribution set forth in
          paragraph 1 above in respect of principal
          on the Series 1993-F Certificates, per
          $1,000 interest............................                   $83.333

     3.   The amount of the distribution set forth in
          paragraph 1 above in respect of interest on
          the Series 1993-F Certificates, per
          $1,000 interest............................                    $3.326

                                   12 of 85

                                                                        04/28/98
                                                                        09:01:20

B.   Information Regarding the Performance of the Trust.
     ---------------------------------------------------

     1.   Collections of Receivables.
          ---------------------------

     a.   The aggregate amount of Collections of
          Receivables processed for the Due Period with
          respect to the current Distribution Date
          which were allocated in respect of the
          Investor Certificates of all Series..........          $457,998,914.15

     b.   The aggregate amount of Collections of
          Receivables processed for the Due Period with
          respect to the current Distribution Date
          which were allocated in respect of the Series
          1993-F Certificates..........................          $171,257,484.87

     c.   The amount of Collections of Receivables
          processed for the Due Period with respect to
          the current Distribution Date which were
          allocated in respect of Series 1993-F
          Certificates, per $1,000 interest............                 $244.654

     d.   Excess Principal Collections allocated in
          respect of the Series 1993-F Certificates, if
          any..........................................                    $0.00

     2.   Receivables in Trust.
          ---------------------

     a.   Aggregate Principal Receivables for the Due
          Period with respect to the current
          Distribution Date (which reflects the
          Principal Receivables represented by the
          Exchangeable Seller's Certificate and by the
          Investor Certificates of all Series).........       $15,420,408,380.58

     b.   The amount of Principal Receivables in the
          Trust represented by the Series 1993-F
          Certificates (the "Invested Amount") for the
          Due Period with respect to the current
          Distribution Date............................          $466,666,666.68

     c.   The Invested Percentage with respect to
          Finance Charge Receivables (including
          Interchange) and Defaulted Receivables for
          the Series 1993-F Certificates for the Due
          Period with respect to the current
          Distribution Date............................                   3.026%

     d.   The Invested Percentage with respect to
          Principal Receivables for the Series 1993-F
          Certificates for the Due Period with respect
          to the current Distribution Date.............                   4.539%

     e.   The Pre-Allocated Invested Amount for the Due
          period with respect to the current
          Distribution Date............................                    $0.00

                                   13 of 85

                                                                        04/28/98
                                                                        09:01:20

     3.   Delinquent Balances.
          --------------------

          The aggregate amount of outstanding balances
          in the Accounts which were 30 or more days
          delinquent as of the end of the Due Period
          for the current Distribution Date............          $760,073,925.52

     4.   Investor Default Amount.
          ------------------------
          The aggregate amount of all Defaulted
          Receivables written off as uncollectible
          during the Due Period with respect to the
          current Distribution Date allocable to the
          Series 1993-F Certificates (the "Investor
          Default Amount").............................            $3,777,107.01

     5.   Investor Charge-Offs.
          -----------------------

     a.  The amount of the Investor Charge-Offs
         per $1,000 interest after reimbursements
         of any such Investor Charge-Offs for the
         Due Period with respect to the current
         Distribution Date ............................                   $0.000

     b.  The amount attributable to Investor Charge-Offs,
         if any, by which the principal balance of
         the Series 1993-F  Certificates exceeds
         the Invested Amount as of the end of the
         day on the Record Date with respect
         to the current Distribution Date..............                    $0.00

     6.  Monthly Servicing Fee.
         ---------------------

     a.  The amount of the Monthly Servicing Fee
         payable from Available Funds by the
         Trust to the Servicer with respect to
         the current Distribution Date ................              $194,444.44

     b.  The amount of the Interchange Monthly
         Servicing Fee payable to the Servicer
         with respect to the current
         Distribution Date.............................              $622,222.22

     7.  Available Cash Collateral Amount.
         --------------------------------

     a.  The amount, if any, withdrawn
         from the Cash Collateral Account
         for the current Distribution Date
         (the "Withdrawal Amount").....................                    $0.00

                                   14 of 85

                                                                        05/04/98
                                                                        07:31:38


             b.  The amount available to be withdrawn from
                 the Cash Collateral Account (the "Available
                 Cash Collateral Amount") as of the end
                 of the day on the current Distribution
                 Date, after giving effect to all
                 withdrawals, deposits and payments to be
                 made in respect of the preceding Due
                 Period..................................       $60,666,666.67

             c.  The Available Cash Collateral Amount
                 as computed in 7.b. as a percentage of the
                 Invested Amount of the Series 1993-F
                 Certificates as of such Due Period......               13.000%

C. The Pool Factor.
   ----------------

                 The Pool Factor (which represents the ratio
                 of the Invested Amount on the last day
                 of the month ending on the Record Date
                 adjusted for Investor Charge-Offs set forth
                 in B.5.a. above and for the distributions of
                 principal set forth in A.2 above to the
                 Initial Invested Amount).  The amount of a
                 Certificateholder's pro rata share of the
                 Invested Amount can be determined by multi-
                 plying the original denomination of the
                 holder's Certificate by the Pool Factor.          58.33333334%

D.  Deficit Controlled Amortization Amount.
    --------------------------------------

    1.    The Deficit Controlled Amortization Amount
          for the preceding Due Period...................                $0.00


                                      FCC NATIONAL BANK,
                                      Servicer



                                      By     /s/ James A. Harwood
                                             ---------------------------

                                      Title:         Vice President

                                   15 of 85

                                                                     EXHIBIT 28C

                  CERTIFICATEHOLDER'S PAYMENT DATE STATEMENT

                               FCC NATIONAL BANK

              ---------------------------------------------------

                         FIRST CHICAGO MASTER TRUST II
                                 Series 1993-H
                                  May 7, 1998

              ---------------------------------------------------


     Under the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of June 1, 1990 by and between FCC National Bank, as Seller and Servicer ("FCCNB"), and Norwest Bank Minnesota, National Association, as Trustee, (the "Trustee"), as amended and supplemented by the Series 1993-H Supplement dated as of August 1, 1993 by and between FCCNB and the Trustee, FCCNB, as Servicer, is required to prepare certain information for each Payment Date regarding current distributions to Certificateholders and the performance of the First Chicago Master Trust II (the "Trust") during the previous period. The information which is required to be prepared with respect to the distribution on the May 15, 1998 Payment Date and with respect to the performance of the Trust during the Due Period for such Payment Date is set forth below. Certain of the information is presented on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.


A.   Information Regarding the Current Distribution
     ----------------------------------------------
     (Stated on the Basis of $1000 Original Principal Amount).
     --------------------------------------------------------

     1.   The total amount of the distribution to Series
          1993-H Certificateholders on the Payment Date per
          $1,000 interest......................................       $87.422

     2.   The amount of the distribution set forth in paragraph
          1 above in respect of principal on the Series 1993-H
          Certificates, per $1,000 interest....................       $83.333

     3.   The amount of the distribution set forth in paragraph
          1 above in respect of interest on the Series 1993-H
          Certificates, per $1,000 interest....................       $ 4.089

                                   16 of 85

                                                                        04/28/98
                                                                        09:07:54
B.   Information Regarding the Performance of the Trust.
     --------------------------------------------------

     1.  Collections of Receivables.
         --------------------------

     a.  The aggregate amount of Collections of
         Receivables processed for the Due Period
         with respect to the current Distribution
         Date which were allocated in respect of
         the Investor Certificates of all Series....  $   457,998,914.15

     b.  The aggregate amount of Collections of
         Receivables processed for the Due Period
         with respect to the current Distribution
         Date which were allocated in respect of
         the Series 1993-H Certificates............   $   173,229,271.14

     c.  The amount of Collections of Receivables
         processed for the Due Period with respect
         to the current Distribution Date which were
         allocated in respect of Series 1993-H
         Certificates, per $1,000 interest..........  $          247.470

     d.  Excess Principal Collections allocated in
         respect of the Series 1993-H Certificates,
         if any.....................................  $             0.00

     2.  Receivables in Trust.
         --------------------

     a.  Aggregate Principal Receivables for the
         Due Period with respect to the current
         Distribution Date (which reflects the
         Principal Receivables represented by the
         Exchangeable Seller's Certificate and by
         the Investor Certificates of all Series)...  $15,420,408,380.58

     b.  The amount of Principal Receivables in
         the Trust represented by the Series 1993-H
         Certificates (the "Invested Amount") for
         the Due Period with respect to the current
         Distribution Date..........................  $   583,333,333.34

     c.  The Invested Percentage with respect to
         Finance Charge Receivables (including
         Interchange) and Defaulted Receivables for
         the Series 1993-H Certificates for the Due
         Period with respect to the current
         Distribution Date..........................               3.783%

     d.  The Invested Percentage with respect
         to Principal Receivables for the
         Series 1993-H Certificates for the
         Due Period with respect to the
         current Distribution Date..................               4.539%

     e.  The Pre-Allocated Invested Amount for
         the Due period with respect to the
         current Distribution Date..................  $             0.00

                                   17 of 85

                                                                        04/28/98
                                                                        09:07:54

     3.  Delinquent Balances
         -------------------

         The aggregate amount of outstanding
         balances in the Accounts which were 30
         or more days delinquent as of the end of
         the Due Period for the current Distribution
         Date...................................            $760,073,925.52

     4.  Investor Default Amount
         -----------------------

         The aggregate amount of all Defaulted
         Receivables written off as uncollectible
         during the Due Period with respect
         to the current Distribution Date
         allocable to the Series 1993-H
         Certificates (the "Investor Default
         Amount")...............................            $  4,721,383.76

     5.  Investor Charge-Offs
         --------------------

     a.  The amount of the Investor Charge-Offs
         per $1,000 interest after reimbursement
         of any such Investor Charge-Offs for the
         Due Period with respect to the current
         Distribution Date......................            $         0.000

     b.  The amount attributable to Investor Charge-Offs,
         if any, by which the principal balance of
         the Series 1993-H  Certificates exceeds
         the Invested Amount as of the end of the
         day on the Record Date with respect
         to the current Distribution Date.......            $          0.00

     6.  Monthly Servicing Fee
         ---------------------

     a.  The amount of the Monthly Servicing Fee
         payable from Available Funds by the
         Trust to the Servicer with respect to
         the current Distribution Date..........            $    364,583.33

     b.  The amount of the Interchange Monthly
         Servicing Fee payable to the Servicer
         with respect to the current
         Distribution Date......................            $    607,638.89

     7.  Available Cash Collateral Amount
         --------------------------------

     a.  The amount, if any, withdrawn
         from the Cash Collateral Account
         for the current Distribution Date
         (the "Withdrawal Amount")..............            $          0.00

                                   18 of 85

                                                                        05/04/98
                                                                        07:33:48

     b.  The amount available to be withdrawn from
         the Cash Collateral Account (the "Available
         Cash Collateral Amount") as of the end
         of the day on the current Distribution
         Date, after giving effect to all
         withdrawals, deposits and payments to be
         made in respect of the preceding Due
         Period .....................................   $75,833,333.33

     c.  The Available Cash Collateral Amount
         as computed in 7.b. as a percentage of the
         Invested Amount of the Series 1993-H
         Certificates as of such Due Period..........           13.000%

C.  The Pool Factor.
    ---------------

         The Pool Factor (which represents the ratio
         of the Invested Amount on the last day
         of the month ending on the Record Date
         adjusted for Investor Charge-Offs set forth
         in B.5.a. above and for the distributions of
         principal set forth in A.2 above to the
         Initial Invested Amount).  The amount of a
         Certificateholder's pro rata share of the
         Invested Amount can be determined by multi-
         plying the original denomination of the
         holder's Certificate by the Pool Factor.....      75.00000000%

D.  Deficit Controlled Amortization Amount.
    --------------------------------------

    1.   The Deficit Controlled Amortization Amount
         for the preceding Due Period................   $         0.00


                                      FCC NATIONAL BANK,
                                      Servicer



                                      By     /s/ James A. Harwood
                                         --------------------------

                                      Title:     Vice President

                                   19 of 85

                                                                     EXHIBIT 28D


                   CERTIFICATEHOLDER'S PAYMENT DATE STATEMENT

                                FCC NATIONAL BANK

               ---------------------------------------------------

                           FIRST CHICAGO MASTER TRUST II
                                    Series 1994-J
                                      May 7, 1998

               ---------------------------------------------------


     Under the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of June 1, 1990 by and between FCC National Bank, as Seller and Servicer ("FCCNB"), and Norwest Bank Minnesota, National Association, as Trustee, (the "Trustee"), as amended and supplemented by the Series 1994-J Supplement dated as of May 1, 1994 by and between FCCNB and the Trustee, FCCNB, as Servicer, is required to prepare certain information for each Payment Date regarding current distributions to Certificateholders and the performance of the First Chicago Master Trust II (the "Trust") during the previous period. The information which is required to be prepared with respect to the distribution on the May 15, 1998 Payment Date and with respect to the performance of the Trust during the Due Period for such Payment Date is set forth below. Certain of the information is presented on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.

A.   Information Regarding the Current Distribution
     ----------------------------------------------
     (Stated on the Basis of $1000 Original Principal Amount).
     ---------------------------------------------------------

     1.   The total amount of the distribution to
          Series 1994-J  Certificateholders on the
          Payment Date per $1,000 interest. . . .                   $4.923


     2.   The amount of the distribution set forth
          in paragraph 1 above in respect of
          principal on the  Series 1994-J Certificates,
          per $1,000 interest . . . . . . . . . .                   $0.000


     3.   The amount of the distribution set forth in
          paragraph 1 above in respect of interest on
          the Series 1994-J  Certificates, per $1,000
          interest. . . . . . . . . . . . . . . .                   $4.923

                                   20 of 85

B.   Information Regarding the Performance of the Trust.            04/28/98
     ---------------------------------------------------            09:12:28

     1.   Collections of Receivables.
          ---------------------------

     a.   The aggregate amount of Collections of
          Receivables processed for the Due Period
          with respect to the current Distribution
          Date which were allocated in respect of
          the Investor Certificates of all Series.         $457,998,914.15

     b.   The aggregate amount of Collections of
          Receivables processed for the Due Period
          with respect to the current Distribution
          Date which were allocated in respect of
          the Series 1994-J  Certificates. . . . .           $7,867,179.28

     c.   The amount of Collections of Receivables
          processed for the Due Period with respect
          to the current Distribution Date which were
          allocated in respect of Series 1994-J
          Certificates, per $1,000 interest. . . .                 $15.734

     d.   Excess Finance Charge Collections allocated
          in respect of the Series 1994-J Certificates,
          if any. . . . . . . . . . . . . . . . . .                  $0.00

     e.   Excess Principal Collections allocated in
          respect of the Series 1994-J Certificates,
          if any. . . . . . . . . . . . . . . . . .                  $0.00

     2.   Receivables in Trust.
          ---------------------

     a.   Aggregate Principal Receivables for the
          Due Period with respect to the current
          Distribution Date (which reflects the
          Principal Receivables represented by the
          Exchangeable Seller's Certificate and by
          the Investor Certificates of all Series).     $15,420,408,380.58

     b.   The amount of Principal Receivables in
          the Trust represented by the Series 1994-J
          Certificates (the "Invested Amount") for
          the Due Period with respect to the current
          Distribution Date . . . . . . . . . . .          $500,000,000.00

     c.   The Invested Percentage with respect to
          Finance Charge Receivables (including
          Interchange) and Defaulted Receivables for
          the Series 1994-J Certificates for the Due
          Period with respect to the current
          Distribution Date . . . . . . . . . . .                    3.242%

     d.   The Invested Percentage with respect to
          Principal Receivables for the Series 1994-J
          Certificates for the Due Period with respect
          to the current Distribution Date . . . . .                 3.242%

                                   21 of 85

                                                                        04/28/98
                                                                        09:12:28
     3.   Delinquent Balances.
          --------------------

          The aggregate amount of outstanding
          balances in the Accounts which were 30
          or more days delinquent as of the end of
          the Due Period for the current Distribution
          Date. . . . . . . . . . . . . . .                $760,073,925.52

     4.   Investor Default Amount.
          ------------------------

          The aggregate amount of all Defaulted
          Receivables written off as uncollectible
          during the Due Period with respect
          to the current Distribution Date
          allocable to the Series 1994-J
          Certificates (the "Investor Default
          Amount"). . . . . . . . . . . . .                  $4,046,900.37

     5.   Investor Charge-Offs.
          ---------------------

     a.   The amount of the Investor Charge-Offs
          per $1,000 interest after reimbursement
          of any such Investor Charge-Offs for the
          Due Period with respect to the current
          Distribution Date . . . . . . . . .                       $0.000

     b.   The amount attributable to Investor Charge-Offs,
          if any, by which the principal balance of
          the Series 1994-J  Certificates exceeds
          the Invested Amount as of the end of the
          day on the Record Date with respect
          to the current Distribution Date. .                        $0.00

     6.   Monthly Servicing Fee.
          ----------------------

     a.   The amount of the Monthly Servicing Fee
          payable from Available Funds by the
          Trust to the Servicer with respect to
          the current Distribution Date . . .                  $312,500.00

     b.   The amount of the Interchange Monthly
          Servicing Fee payable to the Servicer
          with respect to the current
          Distribution Date . . . . . . . . .                  $520,833.33

     7.   Available Cash Collateral Amount.
          ---------------------------------

     a.   The amount, if any, withdrawn
          from the Cash Collateral Account
          for the current Distribution Date
          (the "Withdrawal Amount") . . . . .                        $0.00


                                   22 of 85

     b.   The amount available to be withdrawn from
          the Cash Collateral Account (the "Available
          Cash Collateral Amount") as of the end
          of the day on the current Distribution
          Date, after giving effect to all
          withdrawals, deposits and payments to be
          made in respect of the preceding Due
          Period . . . . . . . . . . . . . . .              $65,000,000.00

     c.   The Available Cash Collateral Amount
          as computed in 7.b. as a percentage of the
          Invested Amount of the Series 1994-J
          Certificates as of such Due Period . . .                  13.000%

C.  The Pool Factor.
    ----------------

          The Pool Factor (which represents the ratio
          of the Invested Amount on the last day
          of the month ending on the Record Date
          adjusted for Investor Charge-Offs set forth
          in B.5.a. above and for the distributions of
          principal set forth in A.2 above to the
          Initial Invested Amount).  The amount of a
          Certificateholder's pro rata share of the
          Invested Amount can be determined by multi-
          plying the original denomination of the
          holder's Certificate by the Pool Factor . .         100.00000000%

D.   Deficit Controlled Amortization Amount.
     ---------------------------------------

      1.  The Deficit Controlled Amortization Amount
          for the preceding Due Period. . . . . .                    $0.00


                               FCC NATIONAL BANK,
                               Servicer

                                        /s/ James A. Harwood
                               By     _______________________________

                               Title:       Vice President

                                   23 of 85

                                                                     EXHIBIT 28E

                                                            04/28/98
                                                            09:16:55

                   CERTIFICATEHOLDER'S PAYMENT DATE STATEMENT

                                FCC NATIONAL BANK

               ---------------------------------------------------

                           FIRST CHICAGO MASTER TRUST II
                                    Series 1994-K
                                      May 7, 1998

               ---------------------------------------------------


     Under the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of June 1, 1990 by and between FCC National Bank, as Seller and Servicer ("FCCNB"), and Norwest Bank Minnesota, National Association, as Trustee, (the "Trustee"), as amended and supplemented by the Series 1994-K Supplement dated as of August 1, 1994 by and between FCCNB and the Trustee, FCCNB, as Servicer, is required to prepare certain information for each Payment Date regarding current distributions to Certificateholders and the performance of the First Chicago Master Trust II (the "Trust") during the previous period. The information which is required to be prepared with respect to the distribution on the May 15, 1998 Payment Date and with respect to the performance of the Trust during the Due Period for such Payment Date is set forth below. Certain of the information is presented on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.


         A.  Information Regarding the Current Distribution
             ----------------------------------------------
             (Stated on the Basis of $1000 Original Principal Amount).
             --------------------------------------------------------

             1.  The total amount of the distribution to
                 Series 1994-K  Certificateholders on the
                 Payment Date per $1,000 interest.......              $4.896

             2.  The amount of the distribution set forth
                 in paragraph 1 above in respect of
                 principal on the  Series 1994-K  Certificates,
                 per $1,000 interest....................              $0.000

             3.  The amount of the distribution set forth in
                 paragraph 1 above in respect of interest on
                 the Series 1994-K  Certificates, per $1,000
                 interest...............................              $4.896

                                   24 of 85

                                                                      05/05/98
                                                                      13:32:06
         B.  Information Regarding the Performance of the Trust.
             --------------------------------------------------


             1.  Collections of Receivables.
                 --------------------------

             a.  The aggregate amount of Collections of
                 Receivables processed for the Due Period
                 with respect to the current Distribution
                 Date which were allocated in respect of
                 the Investor Certificates of all Series.     $   457,998,914.15

             b.  The aggregate amount of Collections of
                 Receivables processed for the Due Period
                 with respect to the current Distribution
                 Date which were allocated in respect of
                 the Series 1994-K  Certificates.........     $     7,867,179.28

             c.  The amount of Collections of Receivables
                 processed for the Due Period with respect
                 to the current Distribution Date which were
                 allocated in respect of Series 1994-K
                 Certificates, per $1,000 interest.......     $           15.734

             d.  Excess Finance Charge Collections allocated
                 in respect of the Series 1994-K Certificates,
                 if any..................................     $             0.00

             e.  Excess Principal Collections allocated in
                 respect of the Series 1994-K Certificates,
                 if any..................................     $             0.00

             2.  Receivables in Trust.
                 --------------------

             a.  Aggregate Principal Receivables for the
                 Due Period with respect to the current
                 Distribution Date (which reflects the
                 Principal Receivables represented by the
                 Exchangeable Seller's Certificate and by
                 the Investor Certificates of all Series).    $15,420,408,380.58

             b.  The amount of Principal Receivables in
                 the Trust represented by the Series 1994-K
                 Certificates (the "Invested Amount") for
                 the Due Period with respect to the current
                 Distribution Date......................      $   500,000,000.00

             c.  The Invested Percentage with respect to
                 Finance Charge Receivables (including
                 Interchange) and Defaulted Receivables for
                 the Series 1994-K  Certificates for the Due
                 Period with respect to the current
                 Distribution Date......................                  3.242%

             d.  The Invested Percentage with respect to
                 Principal Receivables for the Series 1994-K
                 Certificates for the Due Period with respect
                 to the current Distribution Date.......                  3.242%

                                   25 of 85

                                                                      04/28/98
             3.  Delinquent Balances.                                 09:16:55
                 -------------------

                 The aggregate amount of outstanding
                 balances in the Accounts which were 30
                 or more days delinquent as of the end of
                 the Due Period for the current Distribution
                 Date.............................               $760,073,925.52

             4.  Investor Default Amount.
                 -----------------------

                 The aggregate amount of all Defaulted
                 Receivables written off as uncollectible
                 during the Due Period with respect
                 to the current Distribution Date
                 allocable to the Series 1994-K
                 Certificates (the "Investor Default
                 Amount").........................               $  4,046,900.37

             5.  Investor Charge-Offs.
                 --------------------

             a.  The amount of the Investor Charge-Offs
                 per $1,000 interest after reimbursement
                 of any such Investor Charge-Offs for the
                 Due Period with respect to the current
                 Distribution Date..................             $         0.000

             b.  The amount attributable to Investor Charge-Offs,
                 if any, by which the principal balance of
                 the Series 1994-K  Certificates exceeds
                 the Invested Amount as of the end of the
                 day on the Record Date with respect
                 to the current Distribution Date...             $          0.00

             6.  Monthly Servicing Fee.
                 ---------------------

             a.  The amount of the Monthly Servicing Fee
                 payable from Available Funds by the
                 Trust to the Servicer with respect to
                 the current Distribution Date......             $    312,500.00

             b.  The amount of the Interchange Monthly
                 Servicing Fee payable to the Servicer
                 with respect to the current
                 Distribution Date..................             $    520,833.33

             7.  Available Cash Collateral Amount.
                 --------------------------------

             a.  The amount, if any, withdrawn
                 from the Cash Collateral Account
                 for the current Distribution Date
                 (the "Withdrawal Amount")..........             $          0.00

                                   26 of 85

                                                                      05/05/98
             b.  The amount available to be withdrawn from            09:16:55
                 the Cash Collateral Account (the "Available
                 Cash Collateral Amount") as of the end
                 of the day on the current Distribution
                 Date, after giving effect to all
                 withdrawals, deposits and payments to be
                 made in respect of the preceding Due
                 Period..............................            $72,500,000.00

             c.  The Available Cash Collateral Amount
                 as computed in 7.b. as a percentage of the
                 Invested Amount of the Series 1994-K
                 Certificates as of such Due Period .....                14.500%

         C.  The Pool Factor.
             ---------------

                 The Pool Factor (which represents the ratio
                 of the Invested Amount on the last day
                 of the month ending on the Record Date
                 adjusted for Investor Charge-Offs set forth
                 in B.5.a. above and for the distributions of
                 principal set forth in A.2 above to the
                 Initial Invested Amount).  The amount of a
                 Certificateholder's pro rata share of the
                 Invested Amount can be determined by multi-
                 plying the original denomination of the
                 holder's Certificate by the Pool Factor....       100.00000000%

         D.  Deficit Controlled Amortization Amount.
             --------------------------------------

              1. The Deficit Controlled Amortization Amount
                 for the preceding Due Period...........                  $0.00


                                      FCC NATIONAL BANK,
                                      Servicer



                                      By    /s/ James A Harwood
                                            -----------------------

                                      Title:   Vice President

                                   27 of 85

                                                                  (EXHIBIT 28 F)


                  CERTIFICATEHOLDER'S PAYMENT DATE STATEMENT

                               FCC NATIONAL BANK

              ---------------------------------------------------

                         FIRST CHICAGO MASTER TRUST II
                                 Series 1994-L
                                  May 7, 1998

              ---------------------------------------------------


                   Under the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of June 1, 1990 by and between FCC National Bank, as Seller and Servicer ("FCCNB"), and Norwest Bank Minnesota, National Association, as Trustee, (the "Trustee"), as amended and supplemented by the Series 1994-L Supplement dated as of August 1, 1994 by and between FCCNB and the Trustee, FCCNB, as Servicer, is required to prepare certain information for each Payment Date regarding current distributions to Certificateholders and the performance of the First Chicago Master Trust II (the "Trust") during the previous period. The information which is required to be prepared with respect to the distribution on the May 15, 1998 Payment Date and with respect to the performance of the Trust during the Due Period for such Payment Date is set forth below. Certain of the information is presented on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.


         A.  Information Regarding the Current Distribution
             ----------------------------------------------
             (Stated on the Basis of $1000 Original Principal Amount).
             -------------------------------------------------------

             1.  The total amount of the distribution to
                 Series 1994-L  Certificateholders on the
                 Payment Date per $1,000 interest. . . .           $5.958

             2.  The amount of the distribution set forth
                 in paragraph 1 above in respect of
                 principal on the  Series 1994-L  Certificates,
                 per $1,000 interest . . . . . . . . . .           $0.000

             3.  The amount of the distribution set forth in
                 paragraph 1 above in respect of interest on
                 the Series 1994-L  Certificates, per $1,000
                 interest. . . . . . . . . . . . . . . .           $5.958

                                   28 OF 85

                                                                04/28/98
                                                                09:20:36

         B.  Information Regarding the Performance of the Trust.
             --------------------------------------------------

             1.  Collections of Receivables.
                 --------------------------

             a.  The aggregate amount of Collections of
                 Receivables processed for the Due Period
                 with respect to the current Distribution
                 Date which were allocated in respect of
                 the Investor Certificates of all Series.       $457,998,914.15

             b.  The aggregate amount of Collections of
                 Receivables processed for the Due Period
                 with respect to the current Distribution
                 Date which were allocated in respect of
                 the Series 1994-L  Certificates. . . . .         $7,867,179.28

             c.  The amount of Collections of Receivables
                 processed for the Due Period with respect
                 to the current Distribution Date which were
                 allocated in respect of Series 1994-L
                 Certificates, per $1,000 interest. . . .               $15.734

             d.  Excess Finance Charge Collections allocated
                 in respect of the Series 1994-L Certificates,
                 if any. . . . . . . . . . . . . . . . . .                $0.00

             e.  Excess Principal Collections allocated in
                 respect of the Series 1994-L Certificates,
                 if any. . . . . . . . . . . . . . . . . .                $0.00

             2.  Receivables in Trust.
                 --------------------

             a.  Aggregate Principal Receivables for the
                 Due Period with respect to the current
                 Distribution Date (which reflects the
                 Principal Receivables represented by the
                 Exchangeable Seller's Certificate and by
                 the Investor Certificates of all Series).   $15,420,408,380.58

             b.  The amount of Principal Receivables in
                 the Trust represented by the Series 1994-L
                 Certificates (the "Invested Amount") for
                 the Due Period with respect to the current
                 Distribution Date . . . . . . . . . . .        $500,000,000.00

             c.  The Invested Percentage with respect to
                 Finance Charge Receivables (including
                 Interchange) and Defaulted Receivables for
                 the Series 1994-L  Certificates for the Due
                 Period with respect to the current
                 Distribution Date . . . . . . . . . . .                  3.242%

             d.  The Invested Percentage with respect to
                 Principal Receivables for the Series 1994-L
                 Certificates for the Due Period with respect
                 to the current Distribution Date . . . . .               3.242%

                                   29 of 85

                                                            04/28/98
                                                            09:20:36

             3.  Delinquent Balances.
                 -------------------

                 The aggregate amount of outstanding
                 balances in the Accounts which were 30
                 or more days delinquent as of the end of
                 the Due Period for the current Distribution
                 Date. . . . . . . . . . . . . . .            $760,073,925.52

             4.  Investor Default Amount.
                 -----------------------

                 The aggregate amount of all Defaulted
                 Receivables written off as uncollectible
                 during the Due Period with respect
                 to the current Distribution Date
                 allocable to the Series 1994-L
                 Certificates (the "Investor Default
                 Amount"). . . . . . . . . . . . .              $4,046,900.37

             5.  Investor Charge-Offs.
                 --------------------

             a.  The amount of the Investor Charge-Offs
                 per $1,000 interest after reimbursement
                 of any such Investor Charge-Offs for the
                 Due Period with respect to the current
                 Distribution Date . . . . . . . . .                   $0.000

             b.  The amount attributable to Investor Charge-Offs,
                 if any, by which the principal balance of
                 the Series 1994-L  Certificates exceeds
                 the Invested Amount as of the end of the
                 day on the Record Date with respect
                 to the current Distribution Date. .                    $0.00

             6.  Monthly Servicing Fee.
                 ---------------------

             a.  The amount of the Monthly Servicing Fee
                 payable from Available Funds by the
                 Trust to the Servicer with respect to
                 the current Distribution Date . . .              $312,500.00

             b.  The amount of the Interchange Monthly
                 Servicing Fee payable to the Servicer
                 with respect to the current
                 Distribution Date . . . . . . . . .              $520,833.33

             7.  Available Cash Collateral Amount.
                 --------------------------------

             a.  The amount, if any, withdrawn
                 from the Cash Collateral Account
                 for the current Distribution Date
                 (the "Withdrawal Amount") . . . . .                    $0.00

                                   30 of 85

                                                            04/28/98
                                                            09:20:36

             b.  The amount available to be withdrawn from
                 the Cash Collateral Account (the "Available
                 Cash Collateral Amount") as of the end
                 of the day on the current Distribution
                 Date, after giving effect to all
                 withdrawals, deposits and payments to be
                 made in respect of the preceding Due
                 Period . . . . . . . . . . . . . . .            $57,500,000.00

             c.  The Available Cash Collateral Amount
                 as computed in 7.b. as a percentage of the
                 Invested Amount of the Series 1994-L
                 Certificates as of such Due Period . . .                11.500%

         C. The Pool Factor.
            ---------------

                 The Pool Factor (which represents the ratio
                 of the Invested Amount on the last day
                 of the month ending on the Record Date
                 adjusted for Investor Charge-Offs set forth
                 in B.5.a. above and for the distributions of
                 principal set forth in A.2 above to the
                 Initial Invested Amount).  The amount of a
                 Certificateholder's pro rata share of the
                 Invested Amount can be determined by multi-
                 plying the original denomination of the
                 holder's Certificate by the Pool Factor . .       100.00000000%

         D.  Deficit Controlled Amortization Amount.
             --------------------------------------

              1. The Deficit Controlled Amortization Amount
                 for the preceding Due Period. . . . . .                  $0.00


                                      FCC NATIONAL BANK,
                                      Servicer



                                      By   /s/ James A. Harwood
                                          ---------------------------
                                      Title:  Vice President

                                   31 of 85

                                                                     EXHIBIT 28G

                  CERTIFICATEHOLDERS' PAYMENT DATE STATEMENT


                               FCC NATIONAL BANK

              ---------------------------------------------------

                         FIRST CHICAGO MASTER TRUST II
                                 Series 1995-M
                                  May 7, 1998

              ---------------------------------------------------


          Under the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of June 1, 1990 by and between FCC National Bank, as Seller and Servicer ("FCCNB"), and Norwest Bank Minnesota, National Association, as Trustee, (the "Trustee"), as amended and supplemented by the Series 1995-M Supplement dated as of April 1, 1995 by and between FCCNB and the Trustee, FCCNB, as Servicer, is required to prepare certain information for each Payment Date regarding current distributions to Class A Certificate-holders and the performance of the First Chicago Master Trust II (the "Trust") during the previous period. The information which is required to be prepared with respect to the distribution on the May 15, 1998 Payment Date and with respect to the performance of the Trust during the Due Period for such Payment Date is set forth below. Certain of the information is presented on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.

A.   Information Regarding the Current Distribution
     ----------------------------------------------
     (Stated on the Basis of $1000 Original Principal Amount).
     ---------------------------------------------------------

     1.   The total amount of the distribution to
          Class A Certificateholders on the
          Payment Date per $1,000 interest....                       $4.914

     2.   The amount of the distribution set forth
          in paragraph 1 above in respect of
          principal on the Class A Certificates,
          per $1,000 interest....................                    $0.000

     3.   The amount of the distribution set forth in
          paragraph 1 above in respect of interest on
          the Class A Certificates, per $1,000
          interest...............................                    $4.914

                                   32 of 85

B.   Information Regarding the Performance of the Trust.              04/28/98
     ---------------------------------------------------              09:22:54

     1.   Collections of Receivables.
          ---------------------------

     a.   The aggregate amount of Collections of
          Receivables processed for the Due Period
          with respect to the current Distribution
          Date which were allocated in respect of
          the Investor Certificates of all Series......     $457,998,914.15

     b.   The aggregate amount of Collections of
          Receivables processed for the Due Period
          with respect to the current Distribution
          Date which were allocated in respect of
          the Series 1995-M Certificates...............       $8,991,062.02

     c.   The aggregate amount of Collections
          of Receivables processed for the Due
          Period with respect to the current
          Distribution Date which were allocated
          in respect of the Class A Certificates.......       $7,867,179.27

     d.   The amount of Collections of Receivables
          processed for the Due Period with respect
          to the current Distribution Date which were
          allocated in respect of Class A
          Certificates, per $1,000 interest............             $15.734

     e.   The amount of Excess Spread for the Due
          Period with respect to the current
          Distribution Date............................       $2,130,247.96

     f.   The amount of Reallocated Principal
          Collections for the Due Period with
          respect to the current Distribution
          Date allocated in respect of the
          Class A Certificates........................                $0.00

     g.   The amount of Excess Finance Charge
          Collections allocated in respect of the
          Series 1995-M Certificates, if any...........               $0.00

     h.   The amount of Excess Principal Collections
          allocated in respect of the
          Series 1995-M Certificates, if any...........               $0.00

     2.   Receivables in Trust.
          ---------------------

     a.   Aggregate Principal Receivables for the
          Due Period with respect to the current
          Distribution Date (which reflects the
          Principal Receivables represented by the
          Exchangeable Seller's Certificate and by
          the Investor Certificates of all Series).....  $15,420,408,380.58

                                   33 of 85

     b.   The amount of Principal Receivables in                      04/28/98
          the Trust represented by the Series 1995-M                  09:22:54
          Certificates (the "Invested Amount") for
          the Due Period with respect to the current
          Distribution Date .....................           $571,428,572.00

     c.   The amount of Principal Receivables
          in the Trust represented by the Class A
          Certificates (the "Class A Invested Amount")
          for the Due Period with respect to the
          current Distribution Date .............           $500,000,000.00

     d.   The Invested Percentage with respect to
          Finance Charge Receivables (including
          Interchange) and Defaulted Receivables for
          the Series 1995-M  Certificates for the Due
          Period with respect to the current
          Distribution Date .....................                     3.706%

     e.   The Invested Percentage with respect to
          Principal Receivables for the Series 1995-M
          Certificates for the Due Period with respect
          to the current Distribution Date.......                     3.706%

     f.   The Class A Floating Percentage for the
          Due Period with respect to the current
          Distribution Date .....................                    87.500%

     g.   The Class A Principal Percentage for the
          Due Period with respect to the current
          Distribution Date .....................                    87.500%

     h.   The Collateral Floating Percentage for the
          Due Period with respect to the current
          Distribution Date .....................                    12.500%

     i.   The Collateral Principal Percentage for the
          Due Period with respect to the current
          Distribution Date .....................                    12.500%

     3.   Delinquent Balances.
          --------------------

          The aggregate amount of outstanding
          balances in the Accounts which were 30
          or more days delinquent as of the end of
          the Due Period for the current Distribution
          Date...................................           $760,073,925.52

                                   34 0f 85

     4.   Investor Default Amount.                                    04/28/98
          ------------------------                                    09:22:54
     a.   The aggregate amount of all Defaulted
          Receivables written off as uncollectible
          during the Due Period with respect
          to the current Distribution Date
          allocable to the Series 1995-M
          Certificates (the "Investor Default
          Amount").................................           $4,625,028.99

     b.   The Class A Investor Default Amount......           $4,046,900.37

     c.   The Collateral Investor Default Amount...             $578,128.62

     5.   Investor Charge-Offs.
          ---------------------

     a.   The amount of the Class A Investor
          Charge-Offs per $1,000 interest after
          reimbursement of any such Class A
          Investor Charge-Offs for the Due Period
          with respect to the current Distribution
          Date.....................................                   $0.00

     b.   The amount attributable to Class A
          Investor Charge-Offs, if any, by which
          the principal balance of the
          Class A Certificates exceeds the
          Class A Invested Amount as of the end
          of the day on the Record Date with
          respect to the current Distribution
          Date.....................................                   $0.00

     c.   The amount of the Collateral Charge-
          Offs, if any, for the Due Period with
          respect to the current Distribution
          Date ....................................                   $0.00

     6.   Monthly Servicing Fee.
          ----------------------

     a.   The amount of the Monthly Servicing Fee
          payable by the Trust to the Servicer
          with respect to the current Distribution
          Date ....................................             $357,142.86

     b.   The amount of the Interchange Monthly
          Servicing Fee payable to the Servicer
          with respect to the current Distribution
          Date ....................................             $595,238.10

                                   35 of 85

     7.   Available Cash Collateral Amount.                           04/28/98
          ---------------------------------                           09:22:57
     a.   The amount, if any, withdrawn
          from the Cash Collateral Account
          for the current Distribution Date
          (the "Withdrawal Account") .........                        $0.00

     b.   The amount available to be withdrawn from
          the Cash Collateral Account as of the
          end of the day on the current Distribution
          Date, after giving effect to all with-
          drawals, deposits and payments to be
          made on such Distribution Date (the
          "Available Cash Collateral Amount"
          for the next Distribution Date) .....               $5,714,286.00

     c.   The amount as computed in 7.b as a
          percentage of the Class A Invested
          Amount after giving effect to all re-
          ductions thereof on the current Dist-
          ribution Date .........................                     1.143%

     8.   Collateral Invested Amount.
          ---------------------------

     a.   The Collateral Invested Amount for the
          current Distribution Date ...........              $71,428,572.00

     b.   The Collateral Invested Amount after
          giving effect to all withdrawals,
          deposits and payments on the current
          Distribution Date .....................            $71,428,572.00

     9.   Total Enhancement.
          ------------------

     a.   The total Enhancement for the current
          Distribution Date .....................            $77,142,858.00

     b.   The total Enhancement after giving ef-
          fect to all withdrawals, deposits and
          payments on the current Distribution
          Date .................................             $77,142,858.00

                                   36 of 85

     C.   The Pool Factor.                                            04/28/98
          ----------------                                            09:22:57

               The Pool Factor (which represents the ratio
               of the Class A Invested Amount on the last day
               of the month ending on the Record Date
               adjusted for Class A Investor Charge-Offs set
               forth in B.5.a. above and for the distributions
               of principal set forth in A.2 above to the
               Class A Initial Invested Amount). The amount
               of a Class A Certificateholder's pro rata share
               of the Class A Invested Amount can be determined
               by multiplying the original denomination of the
               holder's Class A Certificate by the Pool
               Factor ....................................      100.00000000%

     D.   Deficit Controlled Amortization Amount.
          ---------------------------------------

          1.   The Deficit Controlled Amortization Amount
               for the preceding Due Period...............             $0.00

                         FCC NATIONAL BANK,
                         Servicer


                         By      /s/ James A. Harwood
                                 ------------------------------

                         Title:   Vice President

                                   37 of 85

                                                                     EXHIBIT 28H

                  CERTIFICATEHOLDERS' PAYMENT DATE STATEMENT


                               FCC NATIONAL BANK

              ---------------------------------------------------

                         FIRST CHICAGO MASTER TRUST II
                                 Series 1995-N
                                  May 7, 1998

              ---------------------------------------------------


          Under the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of June 1, 1990 by and between FCC National Bank, as Seller and Servicer ("FCCNB"), and Norwest Bank Minnesota, National Association, as Trustee, (the "Trustee"), as amended and supplemented by the Series 1995-N Supplement dated as of April 1, 1995 by and between FCCNB and the Trustee, FCCNB, as Servicer, is required to prepare certain information for each Payment Date regarding current distributions to Class A Certificate-holders and the performance of the First Chicago Master Trust II (the "Trust") during the previous period. The information which is required to be prepared with respect to the distribution on the May 15, 1998 Payment Date and with respect to the performance of the Trust during the Due Period for such Payment Date is set forth below. Certain of the information is presented on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.

A.   Information Regarding the Current Distribution
     ----------------------------------------------
     (Stated on the Basis of $1000 Original Principal Amount).
     ---------------------------------------------------------

     1.   The total amount of the distribution to
          Class A Certificateholders on the
          Payment Date per $1,000 interest.......                    $4.847

     2.   The amount of the distribution set forth
          in paragraph 1 above in respect of
          principal on the  Class A Certificates,
          per $1,000 interest ...................                    $0.000

     3.   The amount of the distribution set forth in
          paragraph 1 above in respect of interest on
          the Class A Certificates, per $1,000
          interest...............................                    $4.847

                                   38 of 85

                                                                        04/28/98
                                                                        09:26:56
B.   Information Regarding the Performance of the Trust.
     ---------------------------------------------------

     1.   Collections of Receivables.
          ---------------------------

     a.   The aggregate amount of Collections of
          Receivables processed for the Due Period
          with respect to the current Distribution
          Date which were allocated in respect of
          the Investor Certificates of all Series.          $457,998,914.15

     b.   The aggregate amount of Collections of
          Receivables processed for the Due Period
          with respect to the current Distribution
          Date which were allocated in respect of
          the Series 1995-N Certificates.........             $8,991,062.02

     c.   The aggregate amount of Collections
          of Receivables processed for the Due
          Period with respect to the current
          Distribution Date which were allocated
          in respect of the Class A Certificates .....        $7,867,179.27

     d.   The amount of Collections of Receivables
          processed for the Due Period with respect
          to the current Distribution Date which were
          allocated in respect of Class A
          Certificates, per $1,000 interest.......                  $15.734

     e.   The amount of Excess Spread for the Due
          Period with respect to the current
          Distribution Date.......................            $2,163,581.29

     f.   The amount of Reallocated Principal
          Collections for the Due Period with
          respect to the current Distribution
          Date allocated in respect of the
          Class A Certificates ...................                    $0.00

     g.   The amount of Excess Finance Charge
          Collections allocated in respect of the
          Series 1995-N Certificates, if any .....                    $0.00

     h.   The amount of Excess Principal Collections
          allocated in respect of the
          Series 1995-N Certificates, if any .....                    $0.00

     2.   Receivables in Trust.
          ---------------------

     a.   Aggregate Principal Receivables for the
          Due Period with respect to the current
          Distribution Date (which reflects the
          Principal Receivables represented by the
          Exchangeable Seller's Certificate and by
          the Investor Certificates of all Series).      $15,420,408,380.58

                                   39 of 85

     b.   The amount of Principal Receivables in                      04/28/98
          the Trust represented by the Series 1995-N                  09:26:56
          Certificates (the "Invested Amount") for
          the Due Period with respect to the current
          Distribution Date .....................           $571,428,572.00

     c.   The amount of Principal Receivables
          in the Trust represented by the Class A
          Certificates (the "Class A Invested Amount")
          for the Due Period with respect to the
          current Distribution Date .............           $500,000,000.00

     d.   The Invested Percentage with respect to
          Finance Charge Receivables (including
          Interchange) and Defaulted Receivables for
          the Series 1995-N  Certificates for the Due
          Period with respect to the current
          Distribution Date ...................                       3.706%

     e.   The Invested Percentage with respect to
          Principal Receivables for the Series 1995-N
          Certificates for the Due Period with respect
          to the current Distribution Date.......                     3.706%

     f.   The Class A Floating Percentage for the
          Due Period with respect to the current
          Distribution Date .....................                    87.500%

     g.   The Class A Principal Percentage for the
          Due Period with respect to the current
          Distribution Date .....................                    87.500%

     h.   The Collateral Floating Percentage for the
          Due Period with respect to the current
          Distribution Date .....................                    12.500%

     i.   The Collateral Principal Percentage for the
          Due Period with respect to the current
          Distribution Date .....................                    12.500%

     3.   Delinquent Balances.
          --------------------

          The aggregate amount of outstanding
          balances in the Accounts which were 30
          or more days delinquent as of the end of
          the Due Period for the current Distribution
          Date...................................           $760,073,925.52

                                   40 of 85

     4.   Investor Default Amount.                                    04/28/98
          ------------------------                                    09:26:56
     a.   The aggregate amount of all Defaulted
          Receivables written off as uncollectible
          during the Due Period with respect
          to the current Distribution Date
          allocable to the Series 1995-N
          Certificates (the "Investor Default
          Amount")...............................             $4,625,028.99

     b.   The Class A Investor Default Amount...              $4,046,900.37

     c.   The Collateral Investor Default Amount.               $578,128.62

     5.   Investor Charge-Offs.
          ---------------------

     a.   The amount of the Class A Investor
          Charge-Offs per $1,000 interest after
          reimbursement of any such Class A
          Investor Charge-Offs for the Due Period
          with respect to the current Distribution
          Date .................................                      $0.00

     b.   The amount attributable to Class A
          Investor Charge-Offs, if any, by which
          the principal balance of the
          Class A Certificates exceeds the
          Class A Invested Amount as of the end
          of the day on the Record Date with
          respect to the current Distribution
          Date...................................                     $0.00

     c.   The amount of the Collateral Charge-
          Offs, if any, for the Due Period with
          respect to the current Distribution
          Date .................................                      $0.00

     6.   Monthly Servicing Fee.
          ----------------------

     a.   The amount of the Monthly Servicing Fee
          payable by the Trust to the Servicer
          with respect to the current Distribution
          Date .................................                $357,142.86

     b.   The amount of the Interchange Monthly
          Servicing Fee payable to the Servicer
          with respect to the current Distribution
          Date .................................                $595,238.10

                                   41 of 85

     7.   Available Cash Collateral Amount.                           04/28/98
          ---------------------------------                           09:26:59
     a.   The amount, if any, withdrawn
          from the Cash Collateral Account
          for the current Distribution Date
          (the "Withdrawal Amount")..........                         $0.00

     b.   The amount available to be withdrawn from
          the Cash Collateral Account as of the
          end of the day on the current Distribution
          Date, after giving effect to all with-
          drawals, deposits and payments to be
          made on such Distribution Date (the
          "Available Cash Collateral Amount"
          for the next Distribution Date) .....               $5,714,286.00

     c.   The amount as computed in 7.b as a
          percentage of the Class A Invested Amount
          after giving effect to all re-
          ductions thereof on the current Dist-
          ribution Date .........................                     1.143%

     8.   Collateral Invested Amount.
          ---------------------------

     a.   The Collateral Invested Amount for the
          current Distribution Date ...........              $71,428,572.00

     b.   The Collateral Invested Amount after
          giving effect to all withdrawals,
          deposits and payments on the current
          Distribution Date ...................              $71,428,572.00

     9.   Total Enhancement.
          ------------------

     a.   The total Enhancement for the current
          Distribution Date ......................           $77,142,858.00

     b.   The total Enhancement after giving ef-
          fect to all withdrawals, deposits and
          payments on the current Distribution
          Date .................................             $77,142,858.00

                                   42 of 85

C.   The Pool Factor.                                                 04/28/98
     ----------------                                                 09:26:59

          The Pool Factor (which represents the ratio
          of the Class A Invested Amount on the last day
          of the month ending on the Record Date
          adjusted for Class A Investor Charge-Offs set
          forth in B.5.a. above and for the distributions
          of principal set forth in A.2 above to the
          Class A Initial Invested Amount). The amount
          of a Class A Certificateholder's pro rata share
          of the Class A Invested Amount can be determined
          by multiplying the original denomination of the
          holder's Class A Certificate by the Pool
          Factor ..........................                   100.00000000%

D.   Deficit Controlled Amortization Amount.
     ---------------------------------------

     1.   The Deficit Controlled Amortization Amount
          for the preceding Due Period...............                $0.00

                              FCC NATIONAL BANK,
                              Servicer


                              By      /s/ James A. Harwood
                                      -----------------------------

                              Title:  Vice President

                                   43 of 85

                                                                     EXHIBIT 28I

                  CERTIFICATEHOLDERS' PAYMENT DATE STATEMENT


                               FCC NATIONAL BANK

              ---------------------------------------------------

                         FIRST CHICAGO MASTER TRUST II
                                 Series 1995-O
                                  May 7, 1998

              ---------------------------------------------------


            Under the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of June 1, 1990 by and between FCC National Bank, as Seller and Servicer ("FCCNB"), and Norwest Bank Minnesota, National Association, as Trustee, (the "Trustee"), as amended and supplemented by the Series 1995-O Supplement dated as of June 1, 1995 by and between FCCNB and the Trustee, FCCNB, as Servicer, is required to prepare certain information for each Payment Date regarding current distributions to Class A Certificate-holders and the performance of the First Chicago Master Trust II (the "Trust") during the previous period. The information which is required to be prepared with respect to the distribution on the May 15, 1998 Payment Date and with respect to the performance of the Trust during the Due Period for such Payment Date is set forth below. Certain of the information is presented on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.


       A.   Information Regarding the Current Distribution
            ----------------------------------------------
            (Stated on the Basis of $1000 Original Principal Amount).
             ------------------------------------------------------

             1.   The total amount of the distribution to
                  Class A Certificateholders on the
                  Payment Date per $1,000 interest. . . .                $4.905

             2.   The amount of the distribution set forth
                  in paragraph 1 above in respect of
                  principal on the  Class A Certificates,
                  per $1,000 interest . . . . . . . . . .                $0.000

             3.   The amount of the distribution set forth in
                  paragraph 1 above in respect of interest on
                  the Class A Certificates, per $1,000
                  interest. . . . . . . . . . . . . . . .                $4.905

                                   44 of 85

                                                                        04/28/98
                                                                        09:31:43
     B.   Information Regarding the Performance of the Trust.
          --------------------------------------------------

          1.  Collections of Receivables.
              --------------------------

          a.  The aggregate amount of Collections of
              Receivables processed for the Due Period
              with respect to the current Distribution
              Date which were allocated in respect of
              the Investor Certificates of all Series.       $   457,998,914.15

          b.  The aggregate amount of Collections of
              Receivables processed for the Due Period
              with respect to the current Distribution
              Date which were allocated in respect of
              the Series 1995-O Certificates. . . . .        $     8,991,062.02

          c.  The aggregate amount of Collections
              of Receivables processed for the Due
              Period with respect to the current
              Distribution Date which were allocated
              in respect of the Class A Certificates . .     $     7,867,179.27

          d.  The amount of Collections of Receivables
              processed for the Due Period with respect
              to the current Distribution Date which were
              allocated in respect of Class A
              Certificates, per $1,000 interest. . . .       $           15.734

          e.  The amount of Excess Spread for the Due
              Period with respect to the current
              Distribution Date. . . . . . . . . . . .       $     2,134,414.62

          f.  The amount of Reallocated Principal
              Collections for the Due Period with
              respect to the current Distribution
              Date allocated in respect of the
              Class A Certificates . . . . . . . . . .       $             0.00

          g.  The amount of Excess Finance Charge
              Collections allocated in respect of the
              Series 1995-O Certificates, if any . . .       $             0.00

          h.  The amount of Excess Principal Collections
              allocated in respect of the
              Series 1995-O Certificates, if any . . .       $             0.00


          2.  Receivables in Trust.
              --------------------

          a.  Aggregate Principal Receivables for the
              Due Period with respect to the current
              Distribution Date (which reflects the
              Principal Receivables represented by the
              Exchangeable Seller's Certificate and by
              the Investor Certificates of all Series).      $15,420,408,380.58

                                   45 of 85

                                                                        04/28/98
                                                                        09:31:43
             b.  The amount of Principal Receivables in
                 the Trust represented by the Series 1995-O
                 Certificates (the "Invested Amount") for
                 the Due Period with respect to the current
                 Distribution Date . . . . . . . . . . .        $571,428,572.00

             c.  The amount of Principal Receivables
                 in the Trust represented by the Class A
                 Certificates (the "Class A Invested Amount")
                 for the Due Period with respect to the
                 current Distribution Date . . . . . . .        $500,000,000.00

             d.  The Invested Percentage with respect to
                 Finance Charge Receivables (including
                 Interchange) and Defaulted Receivables for
                 the Series 1995-O Certificates for the Due
                 Period with respect to the current
                 Distribution Date . . . . . . . . . . .                  3.706%

             e.  The Invested Percentage with respect to
                 Principal Receivables for the Series 1995-O
                 Certificates for the Due Period with respect
                 to the current Distribution Date. . . .                  3.706%

             f.  The Class A Floating Percentage for the
                 Due Period with respect to the current
                 Distribution Date . . . . . . . . . . .                 87.500%

             g.  The Class A Principal Percentage for the
                 Due Period with respect to the current
                 Distribution Date . . . . . . . . . . .                 87.500%

             h.  The Collateral Floating Percentage for the
                 Due Period with respect to the current
                 Distribution Date . . . . . . . . . . .                 12.500%

             i.  The Collateral Principal Percentage for the
                 Due Period with respect to the current
                 Distribution Date . . . . . . . . . . .                 12.500%


             3.  Delinquent Balances.
                 -------------------


                 The aggregate amount of outstanding
                 balances in the Accounts which were 30
                 or more days delinquent as of the end of
                 the Due Period for the current Distribution
                 Date. . . . . . . . . . . . . . . . . .        $760,073,925.52

                                   46 of 85

                                                                        04/28/98
                                                                        09:31:43
             4.  Investor Default Amount.
                 -----------------------

             a.  The aggregate amount of all Defaulted
                 Receivables written off as uncollectible
                 during the Due Period with respect
                 to the current Distribution Date
                 allocable to the Series 1995-O
                 Certificates (the "Investor Default
                 Amount"). . . . . . . . . . . . . . . .          $4,625,028.99

             b.  The Class A Investor Default Amount. .           $4,046,900.37

             c.  The Collateral Investor Default Amount.          $  578,128.62

             5.  Investor Charge-Offs.
                 --------------------

             a.  The amount of the Class A Investor
                 Charge-Offs per $1,000 interest after
                 reimbursement of any such Class A
                 Investor Charge-Offs for the Due Period
                 with respect to the current Distribution
                 Date . . . . . . . . . . . . . . . . .           $        0.00

             b.  The amount attributable to Class A
                 Investor Charge-Offs, if any, by which
                 the principal balance of the
                 Class A Certificates exceeds the
                 Class A Invested Amount as of the end
                 of the day on the Record Date with
                 respect to the current Distribution
                 Date. . . . . . . . . . . . . . . . . .          $        0.00

             c.  The amount of the Collateral Charge-
                 Offs, if any, for the Due Period with
                 respect to the current Distribution
                 Date . . . . . . . . . . . . . . . . .           $        0.00

             6.  Monthly Servicing Fee.
                 ----------------------

             a.  The amount of the Monthly Servicing Fee
                 payable by the Trust to the Servicer
                 with respect to the current Distribution
                 Date . . . . . . . . . . . . . . . . .           $  357,142.86

             b.  The amount of the Interchange Monthly
                 Servicing Fee payable to the Servicer
                 with respect to the current Distribution
                 Date . . . . . . . . . . . . . . . . .           $  595,238.10

                                   47 0f 85

                                                                        04/28/98
                                                                        09:31:46

          7.   Available Cash Collateral Amount.
               ---------------------------------


          a.   The amount, if any, withdrawn
               from the Cash Collateral Account
               for the current Distribution Date
               (the "Withdrawal Amount"). . . . . . . .          $         0.00

          b.   The amount available to be withdrawn from
               the Cash Collateral Account as of the
               end of the day on the current Distribution
               Date, after giving effect to all with-
               drawals, deposits and payments to be
               made on such Distribution Date (the
               "Available Cash Collateral Amount"
               for the next Distribution Date). . . . . . .      $ 5,714,286.00

          c.   The amount as computed in 7.b as a
               percentage of the Class A Invested
               Amount after giving effect to all re-
               ductions thereof on the current Dist-
               ribution Date. . . . . . . . . . . . . . . .               1.143%


          8.   Collateral Invested Amount.
               ---------------------------


          a.   The Collateral Invested Amount for the
               current Distribution Date. . . . . . . . . .      $71,428,572.00

          b.   The Collateral Invested Amount after
               giving effect to all withdrawals,
               deposits and payments on the current
               Distribution Date. . . . . . . . . . . . . .      $71,428,572.00


          9.   Total Enhancement.
               ------------------


          a.   The total Enhancement for the current
               Distribution Date. . . . . . . . . . . . . .      $77,142,858.00

          b.   The total Enhancement after giving ef-
               fect to all withdrawals, deposits and
               payments on the current Distribution
               Date. . . . . . . . . . . . . . . . . . . .       $77,142,858.00

                                   48 of 85

                                                                        04/28/98
                                                                        09:31:46

C. The Pool Factor.
   ----------------

       The Pool Factor (which represents the ratio
       of the Class A Invested Amount on the Last day
       of the month ending on the Record Date
       adjusted for Class A Investor Charge-Offs set
       forth in 8.5.a. above and for the distributions
       of principal set forth in A.2 above to the
       Class A Initial Invested Amount). The amount
       of a Class A Certificateholder's pro rata share
       of the Class A Invested Amount can be determined
       by multiplying the original denomination of the
       holder's Class A Certificate by the Pool
       Factor. . . . . . . . . . . . . . . . . . . . . . .         100.00000000%

D. Deficit Controlled Amortization Amount.
   ---------------------------------------

    1. The Deficit Controlled Amortization Amount
       for the preceding Due Period. . . . . . . . . . . .                $0.00


                              FCC NATIONAL BANK,
                              Servicer

                              By     /s/ James A. Harwood
                                     -------------------------

                              Title: Vice President

                                   49 of 85

                                                                    EXHIBIT 28J



                  CERTIFICATEHOLDERS' PAYMENT DATE STATEMENT


                               FCC NATIONAL BANK

              ---------------------------------------------------

                         FIRST CHICAGO MASTER TRUST II
                                 Series 1995-P
                                  May 7, 1998

              ---------------------------------------------------


          Under the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of June 1, 1990 by and between FCC National Bank, as Seller and Servicer ("FCCNB"), and Norwest Bank Minnesota, National Association, as Trustee, (the "Trustee"), as amended and supplemented by the Series 1995-P Supplement dated as of June 1, 1995 by and between FCCNB and the Trustee, FCCNB, as Servicer, is required to prepare certain information for each Payment Date regarding current distributions to Class A Certificate-holders and the performance of the First Chicago Master Trust II (the "Trust") during the previous period. The information which is required to be prepared with respect to the distribution on the May 15, 1998 Payment Date and with respect to the performance of the Trust during the Due Period for such Payment Date is set forth below. Certain of the information is presented on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.

         A.  Information Regarding the Current Distribution
             ----------------------------------------------
             (Stated on the Basis of $1000 Original Principal Amount).
              ------------------------------------------------------

             1.  The total amount of the distribution to
                 Class A Certificateholders on the
                 Payment Date per $1,000 interest. . . .      $4.864

             2.  The amount of the distribution set forth
                 in paragraph 1 above in respect of
                 principal on the  Class A Certificates,
                 per $1,000 interest . . . . . . . . . .      $0.000

             3.  The amount of the distribution set forth in
                 paragraph 1 above in respect of interest on
                 the Class A Certificates, per $1,000
                 interest. . . . . . . . . . . . . . . .      $4.864


                                   50 of 85

                                                                        04/28/98
                                                                        09:33:47

         B.  Information Regarding the Performance of the Trust.
             --------------------------------------------------


             1.  Collections of Receivables.
                 --------------------------

             a.  The aggregate amount of Collections of
                 Receivables processed for the Due Period
                 with respect to the current Distribution
                 Date which were allocated in respect of
                 the Investor Certificates of all Series.       $457,998,914.15

             b.  The aggregate amount of Collections of
                 Receivables processed for the Due Period
                 with respect to the current Distribution
                 Date which were allocated in respect of
                 the Series 1995-P Certificates. . . . ..         $8,991,062.02

             c.  The aggregate amount of Collections
                 of Receivables processed for the Due
                 Period with respect to the current
                 Distribution Date which were allocated
                 in respect of the Class A Certificates . . .     $7,867,179.27

             d.  The amount of Collections of Receivables
                 processed for the Due Period with respect
                 to the current Distribution Date which were
                 allocated in respect of Class A
                 Certificates, per $1,000 interest. . . .               $15.734

             e.  The amount of Excess Spread for the Due
                 Period with respect to the current
                 Distribution Date. . . . . . . . . . . .         $2,155,247.96

             f.  The amount of Reallocated Principal
                 Collections for the Due Period with
                 respect to the current Distribution
                 Date allocated in respect of the
                 Class A Certificates . . . . . . . . . .                 $0.00

             g.  The amount of Excess Finance Charge
                 Collections allocated in respect of the
                 Series 1995-P Certificates, if any . . .                 $0.00

             h.  The amount of Excess Principal Collections
                 allocated in respect of the
                 Series 1995-P Certificates, if any . . .                 $0.00


             2.  Receivables in Trust.
                 --------------------

             a.  Aggregate Principal Receivables for the
                 Due Period with respect to the current
                 Distribution Date (which reflects the
                 Principal Receivables represented by the
                 Exchangeable Seller's Certificate and by
                 the Investor Certificates of all Series).   $15,420,408,380.58

                                   51 of 85

                                                                        04/28/98
                                                                        09:33:47

             b.  The amount of Principal Receivables in
                 the Trust represented by the Series 1995-P
                 Certificates (the "Invested Amount") for
                 the Due Period with respect to the current
                 Distribution Date . . . . . . . . . . .        $571,428,572.00

             c.  The amount of Principal Receivables
                 in the Trust represented by the Class A
                 Certificates (the "Class A Invested Amount")
                 for the Due Period with respect to the
                 current Distribution Date . . . . . . .        $500,000,000.00

             d.  The Invested Percentage with respect to
                 Finance Charge Receivables (including
                 Interchange) and Defaulted Receivables for
                 the Series 1995-P  Certificates for the Due
                 Period with respect to the current
                 Distribution Date . . . . . . . . . . .                  3.706%

             e.  The Invested Percentage with respect to
                 Principal Receivables for the Series 1995-P
                 Certificates for the Due Period with respect
                 to the current Distribution Date. . . .                  3.706%

             f.  The Class A Floating Percentage for the
                 Due Period with respect to the current
                 Distribution Date . . . . . . . . . . .                 87.500%

             g.  The Class A Principal Percentage for the
                 Due Period with respect to the current
                 Distribution Date . . . . . . . . . . .                 87.500%

             h.  The Collateral Floating Percentage for the
                 Due Period with respect to the current
                 Distribution Date . . . . . . . . . . .                 12.500%

             i.  The Collateral Principal Percentage for the
                 Due Period with respect to the current
                 Distribution Date . . . . . . . . . . .                 12.500%

             3.  Delinquent Balances.
                 -------------------

                 The aggregate amount of outstanding
                 balances in the Accounts which were 30
                 or more days delinquent as of the end of
                 the Due Period for the current Distribution
                 Date. . . . . . . . . . . . . . . . . .        $760,073,925.52

                                   52 of 85

                                                                        04/28/98
                                                                        09:33:47
             4.  Investor Default Amount.
                 -----------------------

             a.  The aggregate amount of all Defaulted
                 Receivables written off as uncollectible
                 during the Due Period with respect
                 to the current Distribution Date
                 allocable to the Series 1995-P
                 Certificates (the "Investor Default
                 Amount"). . . . . . . . . . . . . . . .          $4,625,028.99

             b.  The Class A Investor Default Amount. .           $4,046,900.37

             c.  The Collateral Investor Default Amount.            $578,128.62

             5.  Investor Charge-Offs.
                 --------------------

             a.  The amount of the Class A Investor
                 Charge-Offs per $1,000 interest after
                 reimbursement of any such Class A
                 Investor Charge-Offs for the Due Period
                 with respect to the current Distribution
                 Date . . . . . . . . . . . . . . . . .                   $0.00

             b.  The amount attributable to Class A
                 Investor Charge-Offs, if any, by which
                 the principal balance of the
                 Class A Certificates exceeds the
                 Class A Invested Amount as of the end
                 of the day on the Record Date with
                 respect to the current Distribution
                 Date. . . . . . . . . . . . . . . . . .                  $0.00

             c.  The amount of the Collateral Charge-
                 Offs, if any, for the Due Period with
                 respect to the current Distribution
                 Date . . . . . . . . . . . . . . . . .                   $0.00

             6.  Monthly Servicing Fee.
                 ---------------------

             a.  The amount of the Monthly Servicing Fee
                 payable by the Trust to the Servicer
                 with respect to the current Distribution
                 Date . . . . . . . . . . . . . . . . .             $357,142.86

             b.  The amount of the Interchange Monthly
                 Servicing Fee payable to the Servicer
                 with respect to the current Distribution
                 Date . . . . . . . . . . . . . . . . .             $595,238.10

                                   53 of 85

    7.  Available Cash Collateral Amount.                             04/28/98
        --------------------------------                              09:33:50

    a.  The amount, if any, withdrawn
        from the Cash Collateral Account
        for the current Distribution Date
        (the "Withdrawal Amount"). . . . .                            $0.00

    b.  The amount available to be withdrawn from
        the Cash Collateral Account as of the
        end of the day on the current Distribution
        Date, after giving effect to all
        withdrawals, deposits and payments to be
        made on such Distribution Date (the
        "Available Cash Collateral Amount"
        for the next Distribution Date . . . . .              $5,714,286.00

    c.  The amount as computed in 7.b as a
        percentage of the Class A Invested
        Amount after giving effect to all
        reductions thereof on the current
        Distribution Date . . . . . . . . . . .                       1.143%

    8.  Collateral Invested Amount.
        --------------------------


    a.  The Collateral Invested Amount for the
        current Distribution Date . . . . . .               $ 71,428,572.00

    b.  The Collateral Invested Amount after
        giving effect to all withdrawals,
        deposits and payments on the current
        Distribution Date . . . . . . . . . .               $ 71,428,572.00

    9.  Total Enhancement.
        -----------------

    a.  The total Enhancement for the current
        Distribution Date . . . . . . . . . . .             $ 77,142,858.00

    b.  The total Enhancement after giving
        effect to all withdrawals, deposits and
        payments on the current Distribution
        Date . . . . . . . . . . . . . . . . .              $ 77,142,858.00

                                   54 of 85

                                                                        04/28/98
                                                                        09:33:50
     C.   The Pool Factor.
          ---------------

               The Pool Factor (which represents the ratio
               of the Class A Invested Amount on the last
               day of the month ending on the Recorded Date
               adjusted for Class A Investor Charge-Offs set
               forth in B.5.a above and for the
               distributions of principal set forth in A.2
               above to the Class A Initial Invested
               Amount). The amount of a Class A
               Certificateholder's pro rata share of the
               Class A Invested Amount can be determined by
               multiplying the original denomination of the
               holder's Class A Certificate by the Pool
               Factor.......................................     100,00000000%

     D.   Deficit controlled Amortization Amount.
          --------------------------------------

          1.   The Deficit Controlled Amoritization Amount
               for the preceding Due period ................            $0.00


                                   FCC NATIONAL BANK,
                                   Servicer


                                   By: /s/ James A. Harwood
                                     ------------------------------------------

                                   Title: Vice President

                                   55 of 85

                                                                     EXHIBIT 28K


                  CERTIFICATEHOLDERS' PAYMENT DATE STATEMENT


                               FCC NATIONAL BANK

              __________________________________________________

                         FIRST CHICAGO MASTER TRUST II
                                 Series 1996-Q
                                  May 7, 1998

              __________________________________________________


     Under the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of June 1, 1990 by and between FCC National Bank, as Seller and Servicer ("FCCNB"), and Norwest Bank Minnesota, National Association, as Trustee, (the "Trustee"), as amended and supplemented by the Series 1996-Q Supplement dated as of September 1, 1996 by and between FCCNB and the Trustee, FCCNB, as Servicer, is required to prepare certain information for each Payment Date regarding current distributions to Class A Certificate-holders and the performance of the First Chicago Master Trust II (the "Trust") during the previous period. The information which is required to be prepared with respect to the distribution on the May 15, 1998 Payment Date and with respect to the performance of the Trust during the Due Period for such Payment Date is set forth below. Certain of the information is presented on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.

A.   Information Regarding the Current Distribution
     ----------------------------------------------
     (Stated on the Basis of $1000 Original Principal Amount).
     ---------------------------------------------------------

     1.   The total amount of the distribution to
          Class A Certificateholders on the
          Payment Date per $1,000 interest. . . .                       $4.822


     2.   The amount of the distribution set forth
          in paragraph 1 above in respect of
          principal on the  Class A Certificates,
          per $1,000 interest . . . . . . . . . .                       $0.000


     3.   The amount of the distribution set forth in
          paragraph 1 above in respect of interest on
          the Class A Certificates, per $1,000
          interest. . . . . . . . . . . . . . . .                       $4.822


                                   56 of 85

B.   Information Regarding the Performance of the Trust.               04/28/98
     ---------------------------------------------------               09:35:59

     1.   Collections of Receivables.
          ---------------------------

     a.   The aggregate amount of Collections of
          Receivables processed for the Due Period
          with respect to the current Distribution
          Date which were allocated in respect of
          the Investor Certificates of all Series.             $457,998,914.15

     b.   The aggregate amount of Collections of
          Receivables processed for the Due Period
          with respect to the current Distribution
          Date which were allocated in respect of
          the Series 1996-Q  Certificates.........              $16,183,911.66

     c.   The aggregate amount of Collections
          of Receivables processed for the Due
          Period with respect to the current
          Distribution Date which were allocated
          in respect of the Class A Certificates....            $14,160,922.69


     d.   The amount of Collections of Receivables
          processed for the Due Period with respect
          to the current Distribution Date which were
          allocated in respect of Class A
          Certificates, per $1,000 interest.........                   $15.734

     e.   The amount of Excess Spread for the Due
          Period with respect to the current
          Distribution Date.........................             $3,916,946.36

     f.   The amount of Reallocated Principal
          Collections for the Due Period with
          respect to the current Distribution
          Date allocated in respect of the
          Class A Certificates .....................                     $0.00

     g.   The amount of Excess Finance Charge
          Collections allocated in respect of the
          Series 1996-Q Certificates, if any ........                    $0.00

     h.   The amount of Excess Principal Collections
          allocated in respect of the
          Series 1996-Q Certificates, if any............                 $0.00


     2.   Receivables in Trust.
          ---------------------

     a.   Aggregate Principal Receivables for the
          Due Period with respect to the current
          Distribution Date (which reflects the
          Principal Receivables represented by the
          Exchangeable Seller's Certificate and by
          the Investor Certificates of all Series).        $15,420,408,380.58


                                57 of 85

                                                                   04/28/98
                                                                   09:35:59

     b.   The amount of Principal Receivables in
          the Trust represented by the Series 1996-Q
          Certificates (the "Invested Amount") for
          the Due Period with respect to the current
          Distribution Date . . . . . . . . . . .          $1,028,571,429.00

     c.   The amount of Principal Receivables
          in the Trust represented by the Class A
          Certificates (the "Class A Invested Amount")
          for the Due Period with respect to the
          current Distribution Date . . . . . . .            $900,000,000.00

     d.   The Invested Percentage with respect to
          Finance Charge Receivables (including
          Interchange) and Defaulted Receivables for
          the Series 1996-Q  Certificates for the Due
          Period with respect to the current
          Distribution Date . . . . . . . . . . .                      6.670%

     e.   The Invested Percentage with respect to
          Principal Receivables for the Series 1996-Q
          Certificates for the Due Period with respect
          to the current Distribution Date. . . .                      6.670%

     f.   The Class A Floating Percentage for the
          Due Period with respect to the current
          Distribution Date . . . . . . . . . . .                     87.500%

     g.   The Class A Principal Percentage for the
          Due Period with respect to the current
          Distribution Date . . . . . . . . . . .                     87.500%

     h.   The Collateral Floating Percentage for the
          Due Period with respect to the current
          Distribution Date . . . . . . . . . . .                     12.500%

     i.   The Collateral Principal Percentage for the
          Due Period with respect to the current
          Distribution Date . . . . . . . . . . .                     12.500%


     3.   Delinquent Balances.
          --------------------

          The aggregate amount of outstanding
          balances in the Accounts which were 30
          or more days delinquent as of the end of
          the Due Period for the current Distribution
          Date. . . . . . . . . . . . . . . . . .            $760,073,925.52



                                   58 of 85

     4.   Investor Default Amount.                              04/28/98
          ------------------------                              09:35:59

     a.   The aggregate amount of all Defaulted
          Receivables written off as uncollectible
          during the Due Period with respect
          to the current Distribution Date
          allocable to the Series 1996-Q
          Certificates (the "Investor Default
          Amount"). . . . . . . . . . . . . . . .          $8,325,052.19

     b.   The Class A Investor Default Amount. .           $7,284,420.66

     c.   The Collateral Investor Default Amount.          $1,040,631.53

     5.   Investor Charge-Offs.
          ---------------------

     a.   The amount of the Class A Investor
          Charge-Offs per $1,000 interest after
          reimbursement of any such Class A
          Investor Charge-Offs for the Due Period
          with respect to the current Distribution
          Date . . . . . . . . . . . . . . . . .                   $0.00

     b.   The amount attributable to Class A
          Investor Charge-Offs, if any, by which
          the principal balance of the
          Class A Certificates exceeds the
          Class A Invested Amount as of the end
          of the day on the Record Date with
          respect to the current Distribution
          Date. . . . . . . . . . . . . . . . . .                  $0.00

     c.   The amount of the Collateral Charge-
          Offs, if any, for the Due Period with
          respect to the current Distribution
          Date . . . . . . . . . . . . . . . . .                   $0.00

     6.   Monthly Servicing Fee.
          ----------------------

     a.   The amount of the Monthly Servicing Fee
          payable by the Trust to the Servicer
          with respect to the current Distribution
          Date . . . . . . . . . . . . . . . . .             $642,857.14

     b.   The amount of the Interchange Monthly
          Servicing Fee payable to the Servicer
          with respect to the current Distribution
          Date . . . . . . . . . . . . . . . . .           $1,071,428.57


                                   59 of 85

                                                                        04/28/98
                                                                        09:36:02

7.   Available Cash Collateral Amount.
     ---------------------------------

a.   The amount, if any, withdrawn from the Cash
     Collateral Account for the current
     Distribution Date (the "Withdrawal
     Amount").........................................                     $0.00

b.   The amount available to be withdrawn from the
     Cash Collateral Account as of the end of the day
     on the current Distribution Date, after giving
     effect to all withdrawals, deposits and payments
     to be made on such Distribution Date (the
     "Available Cash Collateral Amount" for the next
     Distribution Date)...............................            $10,285,714.00

c.   The amount as computed in 7.b as a percentage of
     the Class A Invested Amount after giving effect
     to all reductions thereof on the current
     Distribution Date................................                    1.143%

8.   Collateral Investment Amount.
     -----------------------------

a.   The Collateral Invested Amount for the current
     Distribution Date................................           $128,571,429.00

b.   The Collateral Invested Amount after giving
     effect to all withdrawals, deposits and payments
     on the current Distribution Date.................           $128,571,429.00

9.   Total Enhancement.
     ------------------

a.   The total Enhancement for the current
     Distribution Date................................           $138,857,143.00

b.   The total Enhancement after giving effect to all
     withdrawals, deposits and payments on the current
     Distribution Date................................           $138,857,143.00

                                   60 of 85

                                                                        04/28/98
                                                                        09:36:02

C. The Pool Factor.
   ---------------

     The Pool Factor (which represents the ratio of the
     Class A Invested Amount on the last day of the
     month ending on the Record Date adjusted for Class
     A Investor Charge-Offs set forth in B.5.a. above
     and for the distributions of principal set forth
     in A.2 above to the Class A Initial Invested
     Amount). The amount of a Class A
     Certificateholder's pro rata share of the Class A
     Invested Amount can be determined by multiplying
     the original denomination of the holder's Class A
     Certificate by the Pool Factor....................            100.00000000%



D.   Deficit Controlled Amortization Amount.
     ---------------------------------------

     1.   The Deficit Controlled Amortization Amount
          for the preceding Due Period.................                    $0.00




                                   FCC NATIONAL BANK,
                                   Servicer



                                   By   /s/ James A. Harwood
                                     ---------------------------

                                   Title:  Vice President

                                   61 of 85

                                                                     EXHIBIT 28L

                  CERTIFICATEHOLDERS' PAYMENT DATE STATEMENT


                               FCC NATIONAL BANK

              ---------------------------------------------------

                         FIRST CHICAGO MASTER TRUST II
                                 Series 1996-R
                                  May 7, 1998

              ---------------------------------------------------


               Under the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of June 1, 1990 by and between FCC National Bank, as Seller and Servicer ("FCCNB"), and Norwest Bank Minnesota, National Association, as Trustee, (the "Trustee"), as amended and supplemented by the Series 1996-R Supplement dated as of November 1, 1996 by and between FCCNB and the Trustee, FCCNB, as Servicer, is required to prepare certain information for each Payment Date regarding current distributions to Class A Certificate-holders and the performance of the First Chicago Master Trust II (the "Trust") during the previous period. The information which is required to be prepared with respect to the distribution on the May 15, 1998 Payment Date and with respect to the performance of the Trust during the Due Periods for such Payment Date is set forth below. Certain of the information is presented on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.


A.  Information Regarding the Current Distribution
    ----------------------------------------------
    (Stated on the Basis of $1000 Original Principal Amount).
    --------------------------------------------------------

    1.  The total amount of the distribution to
        Class A Certificateholders on the
        Payment Date per $1,000 interest. . . .         $4.772

    2.  The amount of the distribution set forth
        in paragraph 1 above in respect of
        principal on the  Class A Certificates,
        per $1,000 interest . . . . . . . . . .         $0.000

    3.  The amount of the distribution set forth in
        paragraph 1 above in respect of interest on
        the Class A Certificates, per $1,000
        interest. . . . . . . . . . . . . . . .         $4.772

                                    62 of 85

                                                                        05/04/98
                                                                        13:18:04

B.  Information Regarding the Performance of the Trust.
    --------------------------------------------------


    1.  Collections of Receivables.
        --------------------------

    a.  The aggregate amount of Collections of
        Receivables processed for the Due Period
        with respect to the current Distribution
        Date which were allocated in respect of
        the Investor Certificates of all Series.      $457,998,914.15

    b.  The aggregate amount of Collections of
        Receivables processed for the Due Period
        with respect to the current Distribution
        Date which were allocated in respect of
        the Series 1996-R  Certificates. . . . .        $7,192,849.63

    c.  The aggregate amount of Collections
        of Receivables processed for the Due
        Period with respect to the current
        Distribution Date which were allocated
        in respect of the Class A Certificates . . .    $6,293,743.41

    d.  The amount of Collections of Receivables
        processed for the Due Period with respect
        to the current Distribution Date which were
        allocated in respect of Class A
        Certificates, per $1,000 interest. . . .              $15.734

    e.  The amount of Excess Spread for the Due
        Period with respect to the current
        Distribution Date. . . . . . . . . . . .        $1,760,865.05

    f.  The amount of Reallocated Principal
        Collections for the Due Period with
        respect to the current Distribution
        Date allocated in respect of the
        Class A Certificates . . . . . . . . . .                $0.00

    g.  The amount of Excess Finance Charge
        Collections allocated in respect of the
        Series 1996-R Certificates, if any . . .                $0.00

    h.  The amount of Excess Principal Collections
        allocated in respect of the
        Series 1996-R Certificates, if any . . .                $0.00


    2.  Receivables in Trust.
        --------------------

    a.  Aggregate Principal Receivables for the
        Due Period with respect to the current
        Distribution Date (which reflects the
        Principal Receivables represented by the
        Exchangeable Seller's Certificate and by
        the Investor Certificates of all Series).  $15,420,408,380.58

                                    63 of 85

                                                                        04/28/98
                                                                        09:38:21

    b.  The amount of Principal Receivables in
        the Trust represented by the Series 1996-R
        Certificates (the "Invested Amount") for
        the Due Period with respect to the current
        Distribution Date . . . . . . . . . . .        $457,142,858.00

    c.  The amount of Principal Receivables
        in the Trust represented by the Class A
        Certificates (the "Class A Invested Amount")
        for the Due Period with respect to the
        current Distribution Date . . . . . . .        $400,000,000.00

    d.  The Invested Percentage with respect to
        Finance Charge Receivables (including
        Interchange) and Defaulted Receivables for
        the Series 1996-R  Certificates for the Due
        Period with respect to the current
        Distribution Date . . . . . . . . . . .                  2.965%

    e.  The Invested Percentage with respect to
        Principal Receivables for the Series 1996-R
        Certificates for the Due Period with respect
        to the current Distribution Date. . . .                  2.965%

    f.  The Class A Floating Percentage for the
        Due Period with respect to the current
        Distribution Date . . . . . . . . . . .                 87.500%

    g.  The Class A Principal Percentage for the
        Due Period with respect to the current
        Distribution Date . . . . . . . . . . .                 87.500%

    h.  The Collateral Floating Percentage for the
        Due Period with respect to the current
        Distribution Date . . . . . . . . . . .                 12.500%

    i.  The Collateral Principal Percentage for the
        Due Period with respect to the current
        Distribution Date . . . . . . . . . . .                 12.500%


    3.  Delinquent Balances.
        -------------------


        The aggregate amount of outstanding
        balances in the Accounts which were 30
        or more days delinquent as of the end of
        the Due Period for the current Distribution
        Date. . . . . . . . . . . . . . . . . .        $760,073,925.52

                                    64 of 85

                                                                        04/28/98
                                                                        09:38:21

    4.  Investor Default Amount.
        -----------------------

    a.  The aggregate amount of all Defaulted
        Receivables written off as uncollectible
        during the Due Period with respect
        to the current Distribution Date
        allocable to the Series 1996-R
        Certificates (the "Investor Default
        Amount"). . . . . . . . . . . . . . . .          $3,700,023.20

    b.  The Class A Investor Default Amount. .           $3,237,520.29

    c.  The Collateral Investor Default Amount.            $462,502.91

    5.  Investor Charge-Offs.
        --------------------

    a.  The amount of the Class A Investor
        Charge-Offs per $1,000 interest after
        reimbursement of any such Class A
        Investor Charge-Offs for the Due Period
        with respect to the current Distribution
        Date . . . . . . . . . . . . . . . . .                   $0.00

    b.  The amount attributable to Class A
        Investor Charge-Offs, if any, by which
        the principal balance of the
        Class A Certificates exceeds the
        Class A Invested Amount as of the end
        of the day on the Record Date with
        respect to the current Distribution
        Date. . . . . . . . . . . . . . . . . .                  $0.00

    c.  The amount of the Collateral Charge-
        Offs, if any, for the Due Period with
        respect to the current Distribution
        Date . . . . . . . . . . . . . . . . .                   $0.00

    6.  Monthly Servicing Fee.
        ---------------------

    a.  The amount of the Monthly Servicing Fee
        payable by the Trust to the Servicer
        with respect to the current Distribution
        Date . . . . . . . . . . . . . . . . .             $285,714.29

    b.  The amount of the Interchange Monthly
        Servicing Fee payable to the Servicer
        with respect to the current Distribution
        Date . . . . . . . . . . . . . . . . .             $476,190.48

                                    65 of 85

    7. Available Cash Collateral Amount.                              04/28/98
       --------------------------------                               09:38:24

    a.  The amount, if any, withdrawn
        from the Cash Collateral Account
        for the current Distribution Date
        (the "Withdrawal Amount"). . . . . .                           $0.00

    b.  The amount available to be withdrawn from
        the Cash Collateral Account as of the
        end of the day on the current Distribution
        Date, after giving effect to all with-
        drawals, deposits and payments to be
        made on such Distribution Date (the
        "Available Cash Collateral Amount"
        for the next Distribution Date). . .                   $4,571,429.00

    c.  The amount as computed in 7.b as a
        percentage of the Class A Invested
        Amount after giving effect to all re-
        ductions thereof on the current Dist-
        ribution Date . . . . . . . . . . . . .                        1.143%

    8.  Collateral Invested Amount.
        --------------------------

    a.  The  Collateral Invested Amount for the
        current Distribution Date . . . . . .                $ 57,142,858.00

    b.  The Collateral Invested Amount after
        giving effect to all withdrawals,
        deposits and payments on the current
        Distribution Date . . . . . . . . . .                $ 57,142,858.00

    9.  Total Enhancement.
        -----------------

    a.  The total Enhancement for the current
        Distribution Date . . . . . . . . . . .              $ 61,714,287.00

    b.  The total Enhancement after giving ef-
        fect to all withdrawals, deposits and
        payments on the current Distribution
        Date . . . . . . . . . . . . . . . . .               $ 61,714,287.00

                                   66 of 85

    C.  The Pool Factor.                                              04/28/98
        ---------------                                               09:38:24

          The Pool Factor (which represents the ratio
          of the Class A Invested Amount in the last day
          of the month ending on the Record Date
          adjusted for Class A Investor Charge-Offs set
          forth in 8.5.a. above and for the distributions
          of principal set forth in A.2 above to the
          Class A Initial Invested Amount). The amount
          of a Class A Certificateholder's pro rata share
          of the Class A Invested Amount can be determined
          by multiplying the original denomination of the
          holder's Class A Certificate by the Pool
          Factor . . . . . . . . . . . . . . . . . . . .          100.00000000%


    D.  Deficit Controlled Amortization Amount.
        --------------------------------------

         1.  The Deficit Controlled Amortization Amount
             for the preceding Due Period. . . . . . . .                 $0.00


                              FCC NATIONAL BANK,
                              Servicer


                              By  /s/ James A. Harwood
                                  ---------------------

                              Title:   Vice President

                                   67 of 85

                                                                     EXHIBIT 28M

                  CERTIFICATEHOLDERS' PAYMENT DATE STATEMENT


                               FCC NATIONAL BANK

              ---------------------------------------------------

                         FIRST CHICAGO MASTER TRUST II
                                 Series 1996-S
                                  May 7, 1998

              ---------------------------------------------------


               Under the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of June 1, 1990 by and between FCC National Bank, as Seller and Servicer ("FCCNB"), and Norwest Bank Minnesota, National Association, as Trustee, (the "Trustee"), as amended and supplemented by the Series 1996-S Supplement dated as of November 1, 1996 by and between FCCNB and the Trustee, FCCNB, as Servicer, is required to prepare certain information for each Payment Date regarding current distributions to Class A Certificate-holders and the performance of the First Chicago Master Trust II (the "Trust") during the previous period. The information which is required to be prepared with respect to the distribution on the May 15, 1998 Payment Date and with respect to the performance of the Trust during the Due Periods for such Payment Date is set forth below. Certain of the information is presented on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.


A.  Information Regarding the Current Distribution
    (Stated on the Basis of $1000 Original Principal Amount).

    1.  The total amount of the distribution to
        Class A Certificateholders on the
        Payment Date per $1,000 interest. . . .         $4.818

    2.  The amount of the distribution set forth
        in paragraph 1 above in respect of
        principal on the  Class A Certificates,
        per $1,000 interest . . . . . . . . . .         $0.000

    3.  The amount of the distribution set forth in
        paragraph 1 above in respect of interest on
        the Class A Certificates, per $1,000
        interest. . . . . . . . . . . . . . . .         $4.818

                                    68 of 85

    B.  Information Regarding the Performance of the Trust.             04/28/98
        --------------------------------------------------              09:42:26

        1.  Collections of Receivables.
            --------------------------

        a.  The aggregate amount of Collections of
            Receivables processed for the Due Period
            with respect to the current Distribution
            Date which were allocated in respect of
            the Investor Certificates of all Series.       $457,998,914.15

        b.  The aggregate amount of Collections of
            Receivables processed for the Due Period
            with respect to the current Distribution
            Date which were allocated in respect of
            the Series 1996-S  Certificates. . . . .        $12,587,486.85

        c.  The aggregate amount of Collections
            of Receivables processed for the Due
            Period with respect to the current
            Distribution Date which were allocated
            in respect of the Class A Certificates . . .    $11,014,050.98

        d.  The amount of Collections of Receivables
            processed for the Due Period with respect
            to the current Distribution Date which were
            allocated in respect of Class A
            Certificates, per $1,000 interest. . . .               $15.734

        e.  The amount of Excess Spread for the Due
            Period with respect to the current
            Distribution Date. . . . . . . . . . . .         $3,049,430.50

        f.  The amount of Reallocated Principal
            Collections for the Due Period with
            respect to the current Distribution
            Date allocated in respect of the
            Class A Certificates . . . . . . . . . .                 $0.00

        g.  The amount of Excess Finance Charge
            Collections allocated in respect of the
            Series 1996-S Certificates, if any . . .                 $0.00

        h.  The amount of Excess Principal Collections
            allocated in respect of the
            Series 1996-S Certificates, if any . . .                 $0.00


        2.  Receivables in Trust.
            --------------------

        a.  Aggregate Principal Receivables for the
            Due Period with respect to the current
            Distribution Date (which reflects the
            Principal Receivables represented by the
            Exchangeable Seller's Certificate and by
            the Investor Certificates of all Series).   $15,420,408,380.58

                                    69 of 85

    b.  The amount of Principal Receivables in                 04/28/98
        the Trust represented by the Series 1996-S             09:42:26
        Certificates (the "Invested Amount") for
        the Due Period with respect to the current
        Distribution Date . . . . . . . . . . .        $800,000,000.00

    c.  The amount of Principal Receivables
        in the Trust represented by the Class A
        Certificates (the "Class A Invested Amount")
        for the Due Period with respect to the
        current Distribution Date . . . . . . .        $700,000,000.00

    d.  The Invested Percentage with respect to
        Finance Charge Receivables (including
        Interchange) and Defaulted Receivables for
        the Series 1996-S  Certificates for the Due
        Period with respect to the current
        Distribution Date . . . . . . . . . . .                  5.188%

    e.  The Invested Percentage with respect to
        Principal Receivables for the Series 1996-S
        Certificates for the Due Period with respect
        to the current Distribution Date. . . .                  5.188%

    f.  The Class A Floating Percentage for the
        Due Period with respect to the current
        Distribution Date . . . . . . . . . . .                 87.500%

    g.  The Class A Principal Percentage for the
        Due Period with respect to the current
        Distribution Date . . . . . . . . . . .                 87.500%

    h.  The Collateral Floating Percentage for the
        Due Period with respect to the current
        Distribution Date . . . . . . . . . . .                 12.500%

    i.  The Collateral Principal Percentage for the
        Due Period with respect to the current
        Distribution Date . . . . . . . . . . .                 12.500%


    3.  Delinquent Balances.
        -------------------

        The aggregate amount of outstanding
        balances in the Accounts which were 30
        or more days delinquent as of the end of
        the Due Period for the current Distribution
        Date. . . . . . . . . . . . . . . . . .        $760,073,925.52

                                    70 of 85

    4.  Investor Default Amount.                                      04/28/98
        -----------------------                                       09:42:26


    a.  The aggregate amount of all Defaulted
        Receivables written off as uncollectible
        during the Due Period with respect
        to the current Distribution Date
        allocable to the Series 1996-S
        Certificates (the "Investor Default
        Amount"). . . . . . . . . . . . . . . .          $6,475,040.59

    b.  The Class A Investor Default Amount. .           $5,665,660.52

    c.  The Collateral Investor Default Amount.            $809,380.07

    5.  Investor Charge-Offs.
        --------------------

    a.  The amount of the Class A Investor
        Charge-Offs per $1,000 interest after
        reimbursement of any such Class A
        Investor Charge-Offs for the Due Period
        with respect to the current Distribution
        Date . . . . . . . . . . . . . . . . .                   $0.00

    b.  The amount attributable to Class A
        Investor Charge-Offs, if any, by which
        the principal balance of the
        Class A Certificates exceeds the
        Class A Invested Amount as of the end
        of the day on the Record Date with
        respect to the current Distribution
        Date. . . . . . . . . . . . . . . . . .                  $0.00

    c.  The amount of the Collateral Charge-
        Offs, if any, for the Due Period with
        respect to the current Distribution
        Date . . . . . . . . . . . . . . . . .                   $0.00

    6.  Monthly Servicing Fee.
        ---------------------

    a.  The amount of the Monthly Servicing Fee
        payable by the Trust to the Servicer
        with respect to the current Distribution
        Date . . . . . . . . . . . . . . . . .             $500,000.00

    b.  The amount of the Interchange Monthly
        Servicing Fee payable to the Servicer
        with respect to the current Distribution
        Date . . . . . . . . . . . . . . . . .             $833,333.33

                                    71 of 85

    7.  Available Cash Collateral Amount.                             04/28/98
        --------------------------------                              09:42:29

    a.  The amount, if any, withdrawn
        from the Cash Collateral Account
        for the current Distribution Date
        (the "Withdrawal Amount")..............                       $0.00

    b.  The amount available to be withdrawn from
        the Cash Collateral Account as of the
        end of the day on the current Distribution
        Date, after giving effect to all with-
        drawals, deposits and payment to be
        made on such Distribution Date (the
        "Available Cash Collateral amount"
        for the next Distribution Date)........               $8,000,000.00

    c.  The amount as computed in 7.b as a
        percentage of the Class A Invested
        Amount after giving effect to all re-
        ductions thereof on the current Dist-
        ribution Date..........................                       1.143%


    8.  Collateral Invested Amount.
        --------------------------


    a.  The  Collateral Invested Amount for the
        current Distribution Date..............             $100,000,000.00

    b.  The Collateral Invested Amount after
        giving effect to all withdrawals,
        deposits and payments on the current
        Distribution Date......................             $100,000,000.00


    9.  Total Enhancement.
        -----------------


    a.  The total Enhancement for the current
        Distribution Date......................             $108,000,000.00

    b.  The total Enhancement after giving ef-
        fect to all withdrawals, deposits and
        payments on the current Distribution
        Date...................................             $108,000,000.00

                                   72 of 85

    C.  The Pool Factor.                                              04/28/98
        ---------------                                               09:42:29

          The Pool Factor (which represents the ratio
          of the Class A Invested Amount in the last day
          of the month ending on the Record Date
          adjusted for Class A Investor Charge-Offs set
          forth in 8.5.a. above and for the distributions
          of principal set forth in A.2 above to the
          Class A Initial Invested Amount). The amount
          of a Class A Certificateholder's pro rata share
          of the Class A Invested Amount can be determined
          by multiplying the original denomination of the
          holder's Class A Certificate by the Pool
          Factor . . . . . . . . . . . . . . . . . . . .          100.00000000%


    D.  Deficit Controlled Amortization Amount.
        --------------------------------------

          1.  The Deficit Controlled Amortization Amount
              for the preceding Due Period. . . . . . . .               $0.00


                              FCC NATIONAL BANK,
                              Servicer


                              By  /s/ James A. Harwood
                                  ---------------------

                              Title:   Vice President

                                   73 of 85

                                                                     EXHIBIT 28N

                  CERTIFICATEHOLDERS' PAYMENT DATE STATEMENT


                               FCC NATIONAL BANK

              ---------------------------------------------------

                         FIRST CHICAGO MASTER TRUST II
                                 Series 1997-T
                                  May 7, 1998

              ---------------------------------------------------


                   Under the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of June 1, 1990 by and between FCC National Bank, as Seller and Servicer ("FCCNB"), and Norwest
         Bank Minnesota, National Association, as Trustee, (the "Trustee"), as amended and supplemented by the Series 1997-T Supplement dated as of October 1, 1997 by and between FCCNB and the Trustee, FCCNB, as Servicer, is required to prepare certain information for each Payment Date regarding current distributions to Class A Certificate-holders and the performance of the First Chicago Master Trust II (the "Trust") during the previous period. The information which is required to be prepared with respect to the distribution on the May 15, 1998 Payment Date and with respect to the performance of the Trust during the Due Period for such Payment Date is set forth below. Certain of the information is presented on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.


         A.  Information Regarding the Current Distribution
             ----------------------------------------------
             (Stated on the Basis of $1000 Original Principal Amount).
             ---------------------------------------------------------

             1.  The total amount of the distribution to
                 Class A Certificateholders on the
                 Payment Date per $1,000 interest. . . .                 $4.772

             2.  The amount of the distribution set forth
                 in paragraph 1 above in respect of
                 principal on the  Class A Certificates,
                 per $1,000 interest . . . . . . . . . .                 $0.000

             3.  The amount of the distribution set forth in
                 paragraph 1 above in respect of interest on
                 the Class A Certificates, per $1,000
                 interest. . . . . . . . . . . . . . . .                 $4.772

                                   74 of 85

                                                                        04/30/98
                                                                        11:44:16

         B.  Information Regarding the Performance of the Trust.
             ---------------------------------------------------

             1.  Collections of Receivables.
                 ---------------------------

             a.  The aggregate amount of Collections of
                 Receivables processed for the Due Period
                 with respect to the current Distribution
                 Date which were allocated in respect of
                 the Investor Certificates of all Series.       $457,998,914.15

             b.  The aggregate amount of Collections of
                 Receivables processed for the Due Period
                 with respect to the current Distribution
                 Date which were allocated in respect of
                 the Series 1997-T  Certificates. . . . .        $10,789,274.45

             c.  The aggregate amount of Collections
                 of Receivables processed for the Due
                 Period with respect to the current
                 Distribution Date which were allocated
                 in respect of the Class A Certificates . . .     $9,440,615.15

             d.  The amount of Collections of Receivables
                 processed for the Due Period with respect
                 to the current Distribution Date which were
                 allocated in respect of Class A
                 Certificates, per $1,000 interest. . . .               $15.734

             e.  The amount of Excess Spread for the Due
                 Period with respect to the current
                 Distribution Date. . . . . . . . . . . .         $2,641,297.57

             f.  The amount of Reallocated Principal
                 Collections for the Due Period with
                 respect to the current Distribution
                 Date allocated in respect of the
                 Class A Certificates . . . . . . . . . .                 $0.00

             g.  The amount of Excess Finance Charge
                 Collections allocated in respect of the
                 Series 1997-T Certificates, if any . . .                 $0.00

             h.  The amount of Excess Principal Collections
                 allocated in respect of the
                 Series 1997-T Certificates, if any . . .                 $0.00

             2.  Receivables in Trust.
                 --------------------

             a.  Aggregate Principal Receivables for the
                 Due Period with respect to the current
                 Distribution Date (which reflects the
                 Principal Receivables represented by the
                 Exchangeable Seller's Certificate and by
                 the Investor Certificates of all Series).   $15,420,408,380.58

                                   75 of 86

                                                                        04/30/98
                                                                        11:14:16

             b.  The amount of Principal Receivables in
                 the Trust represented by the Series 1997-T
                 Certificates (the "Adjusted Invested Amount") for
                 the Due Period with respect to the current
                 Distribution Date . . . . . . . . . . .        $685,714,286.00

             c.  The amount of Principal Receivables
                 in the Trust represented by the Class A
                 Certificates (the "Class A Adjusted Invested Amount")
                 for the Due Period with respect to the
                 current Distribution Date . . . . . . .        $600,000,000.00

             d.  The Invested Amount for the Due Period
                 with respect to the current Dist-
                 tribution Date . . . . . . . . . . . . .       $685,714,286.00

             e.  The Class A Invested Amount for the Due
                 Period with respect to the current
                 Distribution Date. . . . . . . . . . . .
                                                                $600,000,000.00
             f.  The Invested Percentage with respect to
                 Finance Charge Receivables (including
                 Interchange) and Defaulted Receivables for
                 the Series 1997-T  Certificates for the Due
                 Period with respect to the current
                 Distribution Date . . . . . . . . . . .                  4.447%

             g.  The Invested Percentage with respect to
                 Principal Receivables for the Series 1997-T
                 Certificates for the Due Period with respect
                 to the current Distribution Date. . . .                  4.447%

             h.  The Class A Floating Percentage for the
                 Due Period with respect to the current
                 Distribution Date . . . . . . . . . . .                 87.500%

             i.  The Class A Principal Percentage for the
                 Due Period with respect to the current
                 Distribution Date . . . . . . . . . . .                 87.500%

             j.  The Collateral Floating Percentage for the
                 Due Period with respect to the current
                 Distribution Date . . . . . . . . . . .                 12.500%

             k.  The Collateral Principal Percentage for the
                 Due Period with respect to the current
                 Distribution Date . . . . . . . . . . .                 12.500%

             3.  Delinquent Balances.
                 -------------------

                 The aggregate amount of outstanding
                 balances in the Accounts which were 30
                 or more days delinquent as of the end of
                 the Due Period for the current Distribution
                 Date. . . . . . . . . . . . . . . . . .        $760,073,925.52

                                   76 of 85

                                                                        04/30/98
                                                                        11:44:16
             4.  Investor Default Amount.
                 -----------------------

             a.  The aggregate amount of all Defaulted
                 Receivables written off as uncollectible
                 during the Due Period with respect
                 to the current Distribution Date
                 allocable to the Series 1997-T
                 Certificates (the "Investor Default
                 Amount"). . . . . . . . . . . . . . . .          $5,550,034.80

             b.  The Class A Investor Default Amount. .           $4,856,280.45

             c.  The Collateral Investor Default Amount.            $693,754.35

             5.  Investor Charge-Offs.
                 --------------------

             a.  The amount of the Class A Investor
                 Charge-Offs per $1,000 interest after
                 reimbursement of any such Class A
                 Investor Charge-Offs for the Due Period
                 with respect to the current Distribution
                 Date . . . . . . . . . . . . . . . . .                   $0.00

             b.  The amount attributable to Class A
                 Investor Charge-Offs, if any, by which
                 the principal balance of the
                 Class A Certificates exceeds the
                 Class A Adjusted Invested Amount as of the end
                 of the day on the Record Date with
                 respect to the current Distribution
                 Date. . . . . . . . . . . . . . . . . .                  $0.00

             c.  The amount of the Collateral Charge-
                 Offs, if any, for the Due Period with
                 respect to the current Distribution
                 Date . . . . . . . . . . . . . . . . .                   $0.00

             6.  Monthly Servicing Fee.
                 ----------------------

             a.  The amount of the Monthly Servicing Fee
                 payable by the Trust to the Servicer
                 with respect to the current Distribution
                 Date . . . . . . . . . . . . . . . . .             $428,571.43

             b.  The amount of the Interchange Monthly
                 Servicing Fee payable to the Servicer
                 with respect to the current Distribution
                 Date . . . . . . . . . . . . . . . . .             $714,285.71

                                   77 of 85
aaaGE>

    7.  Available Cash Collateral Amount.                             04/28/98
        --------------------------------                              09:44:18

    a.  The amount, if any, withdrawn
        from the Cash Collateral Account
        for the current Distribution Date
        (the "Withdrawal Amount"). . . . .                            $0.00

    b.  The amount available to be withdrawn from
        the Cash Collateral Account as of the
        end of the day on the current Distribution
        Date, after giving effect to all with-
        drawals, deposits and payments to be
        made on such Distribution Date (the
        "Available Cash Collateral Amount"
        for the next Distribution Date). . .                  $6,857,143.00

    c.  The amount as computed in 7.b as a
        percentage of the Class A Adjusted Invested
        Amount after giving effect to all re-
        ductions thereof on the current Dist-
        ribution Date . . . . . . . . . . . . .                      1.143%

    8.  Collateral Invested Amount.
        --------------------------

    a.  The  Collateral Invested Amount for the
        current Distribution Date . . . . . .               $ 85,714,286.00

    b.  The Collateral Invested Amount after
        giving effect to all withdrawals,
        deposits and payments on the current
        Distribution Date . . . . . . . . . .               $ 85,714,286.00

    9.  Total Enhancement.
        -----------------

    a.  The total Enhancement for the current
        Distribution Date . . . . . . . . . . .             $ 92,571,429.00

    b.  The total Enhancement after giving ef-
        fect to all withdrawals, deposits and
        payments on the current Distribution
        Date . . . . . . . . . . . . . . . . .              $ 92,571,429.00

                                   78 of 85

    C.  The Pool Factor.                                              04/28/98
        ---------------                                               09:44:18

          The Pool Factor (which represents the ratio
          of the Class A Invested Amount on the last day
          of the month ending on the Record Date
          adjusted for Class A Investor Charge-Offs set
          forth in 8.5.a. above and for the distributions
          of principal set forth in A.2 above to the
          Class A Initial Invested Amount). The amount
          of a Class A Certificateholder's pro rata share
          of the Class A Invested Amount can be determined
          by multiplying the original denomination of the
          holder's Class A Certificate by the Pool
          Factor..............................................    100.00000000%


    D.  Principal Funding Account.
        -------------------------

          1.  The Principal Funding Investment Proceeds
              deposited in the collection Account for the
              current Distribution Date to be treated as
              Class A Available Funds.........................           $0.00


          2.  The Excess Principal Funding Investment
              Proceeds for the current Distribution Date......           $0.00

          3.  The Principal Funding Account Balance as of
              the end of the day on the current Distribution
              Date............................................           $0.00

          4.  The Deficit Controlled Accumulation Amount for
              the proceding Due Period........................           $0.00

E.  Reserve Account.
    ---------------

          1.  The Reserve Draw Amount for the current
              Distribution Date...............................           $0.00

          2.  The amount on deposit in the Reserve Account
              as of the end of the day on the current
              Distribution Date (the "Available Reserve
              Account Amount" for the next Distribution Date).           $0.00

                              FCC NATIONAL BANK,
                              Servicer


                              By  /s/ James A. Harwood
                                  ---------------------

                              Title:   Vice President

                                   79 of 85

                                                                     EXHIBIT 28O

                   CERTIFICATEHOLDERS' PAYMENT DATE STATEMENT


                                FCC NATIONAL BANK

               ---------------------------------------------------

                           FIRST CHICAGO MASTER TRUST II
                                    Series 1997-U
                                      May 7, 1998

               ---------------------------------------------------


     Under the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of June 1, 1990 by and between FCC National Bank, as Seller and Servicer ("FCCNB"), and Norwest Bank Minnesota, National Association, as Trustee, (the "Trustee"), as amended and supplemented by the Series 1997-U Supplement dated as of October 1, 1997 by and between FCCNB and the Trustee, FCCNB, as Servicer, is required to prepare certain information for each Payment Date regarding current distributions to Class A Certificate-holders and the performance of the First Chicago Master Trust II (the "Trust") during the previous period. The information which is required to be prepared with respect to the distribution on the May 15, 1998 Payment Date and with respect to the performance of the Trust during the Due Period for such Payment Date is set forth below. Certain of the information is presented on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.


         A.  Information Regarding the Current Distribution
             ----------------------------------------------
             (Stated on the Basis of $1000 Original Principal Amount).
             -------------------------------------------------------

             1.  The total amount of the distribution to
                 Class A Certificateholders on the
                 Payment Date per $1,000 interest. . . .         $4.809

             2.  The amount of the distribution set forth
                 in paragraph 1 above in respect of
                 principal on the  Class A Certificates,
                 per $1,000 interest . . . . . . . . . .         $0.000

             3.  The amount of the distribution set forth in
                 paragraph 1 above in respect of interest on
                 the Class A Certificates, per $1,000
                 interest. . . . . . . . . . . . . . . .         $4.809

                                   80 of 85

                                                                       05/04/98
                                                                       13:19:38
         B.  Information Regarding the Performance of the Trust.
             --------------------------------------------------

             1.  Collections of Receivables.
                 --------------------------

             a.  The aggregate amount of Collections of
                 Receivables processed for the Due Period
                 with respect to the current Distribution
                 Date which were allocated in respect of
                 the Investor Certificates of all Series.     $   457,998,914.15

             b.  The aggregate amount of Collections of
                 Receivables processed for the Due Period
                 with respect to the current Distribution
                 Date which were allocated in respect of
                 the Series 1997-U  Certificates. . . . .     $     7,192,849.63

             c.  The aggregate amount of Collections
                 of Receivables processed for the Due
                 Period with respect to the current
                 Distribution Date which were allocated
                 in respect of the Class A Certificates . . . $     6,293,743.41

             d.  The amount of Collections of Receivables
                 processed for the Due Period with respect
                 to the current Distribution Date which were
                 allocated in respect of Class A
                 Certificates, per $1,000 interest. . . .     $           15.734

             e.  The amount of Excess Spread for the Due
                 Period with respect to the current
                 Distribution Date. . . . . . . . . . . .     $     1,745,865.05

             f.  The amount of Reallocated Principal
                 Collections for the Due Period with
                 respect to the current Distribution
                 Date allocated in respect of the
                 Class A Certificates . . . . . . . . . .     $             0.00

             g.  The amount of Excess Finance Charge
                 Collections allocated in respect of the
                 Series 1997-U Certificates, if any . . .     $             0.00

             h.  The amount of Excess Principal Collections
                 allocated in respect of the
                 Series 1997-U Certificates, if any . . .     $             0.00


             2.  Receivables in Trust.
                 --------------------

             a.  Aggregate Principal Receivables for the
                 Due Period with respect to the current
                 Distribution Date (which reflects the
                 Principal Receivables represented by the
                 Exchangeable Seller's Certificate and by
                 the Investor Certificates of all Series).    $15,420,408,380.58

                                   81 of 85

                                                                      05/05/98
                                                                      13:54:39
             b.  The amount of Principal Receivables in
                 the Trust represented by the Series 1997-U
                 Certificates (the "Adjusted Invested Amount") for
                 the Due Period with respect to the current
                 Distribution Date . . . . . . . . . . .        $457,142,858.00

             c.  The amount of Principal Receivables
                 in the Trust represented by the Class A
                 Certificates (the "Class A Adjusted Invested Amount")
                 for the Due Period with respect to the
                 current Distribution Date . . . . . . .        $400,000,000.00

             d.  The Invested Amount for the Due Period
                 with respect to the current Dist-
                 tribution Date . . . . . . . . . . . . .       $457,142,858.00

             e.  The Class A Invested Amount for the Due
                 Period with respect to the current
                 Distribution Date . . . . . . . . . . . .      $400,000,000.00

             f.  The Invested Percentage with respect to
                 Finance Charge Receivables (including
                 Interchange) and Defaulted Receivables for
                 the Series 1997-U  Certificates for the Due
                 Period with respect to the current
                 Distribution Date . . . . . . . . . . .                  2.965%

             g.  The Invested Percentage with respect to
                 Principal Receivables for the Series 1997-U
                 Certificates for the Due Period with respect
                 to the current Distribution Date. . . .                  2.965%

             h.  The Class A Floating Percentage for the
                 Due Period with respect to the current
                 Distribution Date . . . . . . . . . . .                 87.500%

             i.  The Class A Principal Percentage for the
                 Due Period with respect to the current
                 Distribution Date . . . . . . . . . . .                 87.500%

             j.  The Collateral Floating Percentage for the
                 Due Period with respect to the current
                 Distribution Date . . . . . . . . . . .                 12.500%

             k.  The Collateral Principal Percentage for the
                 Due Period with respect to the current
                 Distribution Date . . . . . . . . . . .                 12.500%

             3.  Delinquent Balances.
                 -------------------

                 The aggregate amount of outstanding
                 balances in the Accounts which were 30
                 or more days delinquent as of the end of
                 the Due Period for the current Distribution
                 Date. . . . . . . . . . . . . . . . . .        $760,073,925.52

                                   82 of 85

                                                                      04/28/98
                                                                      09/46:56
             4.  Investor Default Amount.
                 -----------------------

             a.  The aggregate amount of all Defaulted
                 Receivables written off as uncollectible
                 during the Due Period with respect
                 to the current Distribution Date
                 allocable to the Series 1997-U
                 Certificates (the "Investor Default
                 Amount"). . . . . . . . . . . . . . . .          $3,700,023.20

             b.  The Class A Investor Default Amount. .           $3,237,520.29

             c.  The Collateral Investor Default Amount.          $  462,502.91

             5.  Investor Charge-Offs.
                 --------------------

             a.  The amount of the Class A Investor
                 Charge-Offs per $1,000 interest after
                 reimbursement of any such Class A
                 Investor Charge-Offs for the Due Period
                 with respect to the current Distribution
                 Date . . . . . . . . . . . . . . . . .           $        0.00

             b.  The amount attributable to Class A
                 Investor Charge-Offs, if any, by which
                 the principal balance of the
                 Class A Certificates exceeds the
                 Class A Adjusted Invested Amount as of the end
                 of the day on the Record Date with
                 respect to the current Distribution
                 Date. . . . . . . . . . . . . . . . . .          $        0.00

             c.  The amount of the Collateral Charge-
                 Offs, if any, for the Due Period with
                 respect to the current Distribution
                 Date . . . . . . . . . . . . . . . . .           $        0.00

             6.  Monthly Servicing Fee.
                 ---------------------

             a.  The amount of the Monthly Servicing Fee
                 payable by the Trust to the Servicer
                 with respect to the current Distribution
                 Date . . . . . . . . . . . . . . . . .           $  285,714.29

             b.  The amount of the Interchange Monthly
                 Servicing Fee payable to the Servicer
                 with respect to the current Distribution
                 Date . . . . . . . . . . . . . . . . .           $  476,190.48

                                   83 of 85

                                                                       04/28/98
                                                                       09:46:59
             7.  Available Cash Collateral Amount.
                 --------------------------------


             a.  The amount, if any, withdrawn
                 from the Cash Collateral Account
                 for the current Distribution Date
                 (the "Withdrawal Amount") . . . . . .           $         0.00

             b.  The amount available to be withdrawn from
                 the Cash Collateral Account as of the
                 end of the day on the current Distribution
                 Date, after giving effect to all with-
                 drawals, deposits and payments to be
                 made on such Distribution Date (the
                 "Available Cash Collateral Amount"
                 for the next Distribution Date) . . .           $ 4,571,429.00

             c.  The amount as computed in 7.b as a
                 percentage of the Class A Adjusted Invested
                 Amount after giving effect to all re-
                 ductions thereof on the current Dist-
                 ribution Date . . . . . . . . . . . .                     1.14%


             8.  Collateral Invested Amount.
                 --------------------------


             a.  The Collateral Invested Amount for the
                 current Distribution Date . . . . . .           $57,142,858.00

             b.  The Collateral Invested Amount after
                 giving effect to all withdrawals,
                 deposits and payments on the current
                 Distribution Date . . . . . . . . . .           $57,142,858.00


             9.  Total Enhancement.
                 -----------------


             a.  The total Enhancement for the current
                 Distribution Date . . . . . . . . . .           $61,714,287.00

             b.  The total Enhancement after giving af-
                 fect to all withdrawals, deposits and
                 payments on the current Distribution
                 Date. . . . . . . . . . . . . . . . .           $61,714,287.00

                                   84 of 85

         C.  The Pool Factor.
             ---------------
                                                                        04/28/98
                                                                        09:46:59
                 The Pool Factor (which represents the ratio
                 of the Class A Adjusted Investment Amount on the
                 last day of the month ending on the Record Date
                 adjusted for Class A Investor Charge-Offs set
                 forth in 8.5.a. above and for the distributions
                 of principal set forth in A.2 above to the
                 Class A Initial Invested Amount). The amount
                 of a Class A Certificateholder's pro rata share
                 of the Class A Invested Amount can be determined
                 by multiplying the original denomination of the
                 holder's Class A Certificate by the Pool
                 Factor . . . . . . . . . . . . . . . . . . .      100.00000000%

         D.  Principal Funding Account.
             -------------------------

             1.  The Principal Funding Investment Proceeds
                 deposited in the Collection Account for the
                 Distribution Date to Be treated as
                 Class A Available Funds . . . . . . . . . . .            $0.00

             2.  The Excess Principal Funding Investment
                 Proceeds for the current Distribution Date               $0.00

             3.  The Principal Funding Account Balance as of
                 the end of the day on the current Distribution
                 Date. . . . . . . . . . . . . . . . . . . . .            $0.00

             4.  The Deficit Controlled Accumulation Amount for
                 the preceding Due Period . . . . . . . . . . .           $0.00

         E.  Principal Funding Account.
             -------------------------

             1.  The Reserve Draw Amount for the current
                 Distribution Date . . . . . . . . . . . . . .            $0.00

             2.  The amount on deposit in the Reserve Account
                 as of the end of day on the current
                 Distribution Date (the "Available Reserve
                 Account Amount" for the next Distribution Date).         $0.00


                                        FCC NATIONAL BANK,
                                        Servicer


                                        By     /s/ James A. Harwood
                                               ------------------------

                                        Title: Vice President

                                   85 of 85